Exhibit 99.1

WEINGARTEN REALTY

Real Estate for Everyday Retail

WHOLE FOODS MARKET

Supplemental Financial Information

Quarter Ended June 30, 2016

WRI
LISTED
NYSE

Table of Contents	Page
Quarterly Earnings Press Release	i - x
Company Information	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Funds From Operations Attributable to Common Shareholders	5
Supplemental Income Statement Detail	6
Supplemental Balance Sheet Detail	7
Capitalization and Debt Coverage Ratios	8
Guidance	9

Investment Activity
Capital Expenditures	11
New Development / Redevelopment	12
Land Held for Development	13
Disposition and Acquisition Summary	14

Summary of Debt
Debt Information	16
Schedule of Maturities	17

Joint Ventures
Unconsolidated Joint Venture Financial Statements at 100%	19
Unconsolidated Joint Venture Financial Statements at Pro rata Share	20
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	21
Unconsolidated Joint Venture Mortgage Debt Information	22

Portfolio Summary
Tenant Diversification by Percent of Base Minimum Rent	24
Portfolio Operating Information	25 - 26
Total Net Operating Income by Geographic Region	27

Property Listing
Summary Property Listing	29
Property Listing	30 - 39

Other Topics of Interest
ATM Program Inception-To-Date	41

Corporate Profile

Weingarten Realty Investors is a real estate investment trust organized under the Texas Business Organizations Code that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of June 30, 2016, we owned or operated under long-term leases, interests in 226 properties which are located in 18 states that span the United States from coast to coast. These properties represent approximately 44.7 million square feet of which our interests in these properties aggregated approximately 28.0 million square feet of leasable area. Our properties were 94.9% leased as of June 30, 2016, and historically our portfolio occupancy rate has never been below 90%.

www.weingarten.com

2600 Citadel Plaza Drive
P.O. Box 924133
Houston, Texas 77292-4133

NEWS RELEASE

Information: Michelle Wiggs, Phone: (713) 866-6050

WEINGARTEN REALTY
REPORTS STRONG QUARTER AND ANNOUNCES $285 MILLION FLORIDA ACQUISITION

HOUSTON, July 28, 2016 (BUSINESS WIRE) -- Weingarten Realty (NYSE: WRI) announced today the results of its operations for the quarter ended June 30, 2016. The supplemental financial package with additional information can be found on the Company's website under the Investor Relations tab.
Second Quarter Operating and Financial Highlights

•	Net income attributable to common shareholders (“Net Income”) for the quarter increased to $0.28 per diluted share from $0.20 per diluted share in the same quarter of 2015;

•	Core(1) Funds From Operations Attributable to Common Shareholders ("Core FFO") for the quarter increased to $0.57 per diluted share from $0.54 per diluted share a year ago;

•	Same Property Net Operating Income (“SPNOI”) including redevelopments increased 3.3% over the same quarter of the prior year;

•	Rental rates on new leases and renewals were up 29.4% and 14.4%, respectively;

•	The Palms at Town & Country in Miami was acquired for $285 million subsequent to quarter end bringing year-to-date acquisitions to $421 million; and,

•	Common shares totaling $107 million were sold under the At-The-Market (“ATM”) program during quarter.

(1)
Effective this quarter, the Company substituted the term Core FFO for Recurring FFO used in communications. The definition of this Non-GAAP measure remains unchanged as well as all historical amounts previously reported as Recurring FFO.

Financial Results
The Company reported Net Income of $35.8 million or $0.28 per diluted share (hereinafter “per share”) for the second quarter of 2016, as compared to $25.2 million or $0.20 per share for the same period in 2015. This favorable variance was due to the write-off of unamortized preferred redemption costs in the prior year quarter, higher operating income driven by increased rental rates and incremental income from our new developments and redevelopments. Reduced interest expense from favorable debt refinancings and reduced

i

preferred share dividends due to redemptions in 2015 also contributed to the increased Net Income, all of which was offset by gains on sales of property in 2015. Year-to-date, Net Income was $142.9 million or $1.13 per share for 2016 compared to $70.2 million or $0.57 per share for 2015.

Funds From Operations attributable to common shareholders (“NAREIT FFO”) in accordance with the National Association of Real Estate Investment Trusts definition, was $75.3 million or $0.59 per share for the second quarter of 2016 compared to $58.4 million or $0.46 per share for 2015. The increase is primarily due to the non-cash write-off of preferred redemption costs of $0.08 per share in 2015. Additionally, a net gain of $2.0 million related to the refinancing of a secured note was included in interest expense. The remainder of the increase was due to operations at the Company’s existing portfolio, redevelopments and new developments. Year-to-date, NAREIT FFO was $141.6 million or $1.11 per share for 2016 compared to $118.7 million or $0.95 per share for 2015.
Core FFO for the quarter ended June 30, 2016 was $0.57 per share or $73.6 million, an increase of 5.6% on a per share basis over $0.54 per share or $68.3 million for the same quarter of last year. The increase in Core FFO over the prior year was primarily due to increases in net operating income from our existing portfolio resulting from increases in rental rates, incremental income from our new developments and redevelopments, and reduced interest expense from favorable debt refinancings. These increases were partially offset by the impact of the Company’s disposition program. For the six months, Core FFO was $145.9 million or $1.15 per share for 2016 compared to $133.7 million or $1.07 per share for 2015.
A reconciliation between Net Income to NAREIT FFO and Core FFO is included herein.
Operating Results
SPNOI including redevelopments increased by 3.3% for the quarter primarily due to increased base minimum rent resulting from contractual rental rate increases for existing merchants, renewal options exercised and rental rate increases on new leases. These increases were offset by an increase in bad debt expense due to reduced bad debt recoveries compared to the prior year. Year-to-date, SPNOI increased 3.0%.

A reconciliation between Net Income and SPNOI is included herein.

Occupancy for the quarter of 94.9% was down slightly from the prior quarter due primarily to the rejection in bankruptcy of one Sports Authority lease and the closing of a bowling alley at a center slated for redevelopment. Further decreases in occupancy are expected in the next quarter as some of the Company’s remaining six Sports Authority leases could also be rejected in bankruptcy as they finalize their plan. Occupancy of small shop space increased to 90.2% from 90.0% in the prior quarter. The Company produced steady leasing results during the second quarter with 251 new leases and renewals. These transactions were comprised of 94 new leases and 157 renewals, which represent annualized revenues of $6.2 million and $10.5 million, respectively. The average rental rate increase on new leases and renewals signed during the quarter was 29.4% and 14.4%, respectively.
“Operations remain very strong, driven by some of the highest rental rate increases in the history of our Company. While the Sports Authority bankruptcy will provide some temporary headwinds, we expect our quality, transformed portfolio to continue to perform incredibly well,” said Johnny Hendrix, Executive Vice President and Chief Operating Officer.

Portfolio Activity

Subsequent to quarter end, the Company completed the acquisition of The Palms at Town & Country, a 664,000 square foot premier shopping destination in Miami, Florida for $285 million. The center features best-in-class operators including Publix, Kohl’s, Nordstrom Rack, Dick’s Sporting Goods, and Marshalls. National retailers comprise 87% of the revenue of the center. The shopping center serves the dense and affluent communities of Kendall and West Kendall with 171,000 people and 59,000 households in a three-mile trade area. It is situated at one of Miami’s most trafficked interstate interchanges with exposure to the Florida Turnpike and Kendall Drive which have combined traffic counts exceeding 200,000 vehicles per day.

During the quarter, the Company acquired Deerfield, a 394,000 square foot, Publix-anchored center located in the South Florida community of Deerfield Beach (Fort Lauderdale MSA) for $93 million. The center is anchored by strong national and regional tenants including a dominant Publix, T.J. Maxx, Marshalls, Cinépolis, and Ulta Beauty.

The Company continues to make progress on its three active new development properties and its various redevelopment projects, spending a total of $16.1 million during the quarter. For the new development properties, the total spent to date is $59.7 million, the estimated final investment is $100.8 million and the estimated final return is 7.5%. For the redevelopment projects, the total spent to date is $41.9 million, the estimated final investment is $85.4 million and the estimated final returns are around 11%.

During the second quarter, the Company sold three land parcels and its interest in three shopping centers held in a joint venture for $14.6 million, bringing the year-to-date total to $126.6 million.

“We are extremely pleased with the addition of a premier asset, The Palms at Town & Country, to our portfolio. Its trade area buying power, a combination of median household income and density, is comparable to the most successful properties in the state including Aventura and Dadeland Mall,” said Drew Alexander, President and Chief Executive Officer.

Balance Sheet

The Company continues to improve its balance sheet. The Company sold $107 million of common shares during the quarter under its ATM program at an average price of $38.32. Year-to-date, the Company has sold $125.1 million under its ATM program. You can see the detail of all of our issuances on page 41 of the supplemental financial package.

Subsequent to quarter end, the Company closed on a commitment for a $200 million term loan, which matures in July 2017, with the Company having an additional one year extension option. Borrowing rates float at a margin over LIBOR and are priced off a grid that is tied to our senior unsecured credit ratings.

The Company’s credit metrics remain very strong at quarter end with Net Debt to EBITDA at 5.57 times and Debt to Total Market Cap at 28.0%, both of which benefited from the common share issuance during the quarter.

“We were very pleased with our execution under the ATM. In 2016 we have issued over $125 million of common equity at attractive valuations. This is very efficient, cost effective way to raise the equity necessary for our current capital allocation activities. Along with the commitment for a new $200 million term loan, these transactions allow us to maintain our strong balance sheet and liquidity position while funding our acquisition and new development opportunities,” said Steve Richter, Executive Vice President and Chief Financial Officer.

2016 Guidance

The Company adjusted its guidance as noted below by the highlighted items. Additionally, the Company has provided initial guidance for Net Income this quarter.

	Previous Guidance	Revised Guidance
Net Income (per diluted share)		$1.67 - $1.73
NAREIT FFO (per diluted share)	$2.21 - $2.26	$2.24 - $2.28
Core FFO (per diluted share)	$2.27 - $2.31	$2.28 - $2.32
Acquisitions	$125 - $225 million	$425 - $500 million
Re / New Development	$50 - $100 million	$50 - $100 million
Dispositions	$125 - $225 million	$125 - $225 million
Same Property NOI with redevelopments	3.5% - 4.5%	3.0% - 4.0%
Same Property NOI w/o redevelopments	2.5% - 3.5%	2.5% - 3.5%

Dividends

The Board of Trust Managers declared a quarterly cash dividend of $0.365 per common share payable on September 15, 2016 to shareholders of record on September 8, 2016.

Conference Call Information

The Company also announced that it will host a live webcast of its quarterly conference call on July 29, 2016 at 10:00 a.m. Central Time. The live webcast can be accessed via the Company’s website at www.weingarten.com. Alternatively, if you are not able to access the call on the web, you can listen live by phone by calling (888) 771-4371 (conference ID # 40193471). A replay will be available through the Company’s website starting approximately two hours following the live call.

About Weingarten Realty Investors

Weingarten Realty Investors (NYSE: WRI) is a shopping center owner, manager and developer.  At June 30, 2016, the Company owned or operated under long-term leases, either directly or through its interest in real estate joint ventures or partnerships, a total of 226 properties which are located in 18 states spanning the country from coast to coast. These properties represent approximately 44.7 million square feet of which our interests in these properties aggregated approximately 28.0 million square feet of leasable area. To learn more about the Company’s operations and growth strategies, please visit www.weingarten.com.

Forward-Looking Statements

Statements included herein that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 which by their nature, involve known and unknown risks and uncertainties. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements. Reference is made to the Company’s regulatory filings with the Securities and Exchange Commission for information or factors that may impact the Company’s performance.

Projections involve numerous assumptions such as rental income (including assumptions on percentage rent), interest rates, tenant defaults, occupancy rates, volume and pricing of properties held for disposition, volume and pricing of acquisitions, expenses (including salaries and employee costs), insurance costs and numerous other factors. Not all of these factors are determinable at this time and actual results may vary from the projected results, and may be above or below the ranges indicated. The above ranges represents management’s estimate of results based upon these assumptions as of the date of this press release. Accordingly, there is no assurance that our projections will be realized.

Weingarten Realty Investors
(in thousands, except per share amounts)
Financial Statements

		Three Months Ended June 30,		Six Months Ended June 30,
		2016	2015	2016	2015
	CONDENSED CONSOLIDATED STATEMENTS OF INCOME	(Unaudited)		(Unaudited)
	Rentals, net	$132,814	$124,310	$261,323	$246,968
	Other Income	2,862	2,494	6,770	5,435
	Total Revenues	135,676	126,804	268,093	252,403
	Depreciation and Amortization	39,218	36,451	77,097	72,602
	Operating Expense	24,663	22,200	48,199	44,785
	Real Estate Taxes, net	17,221	15,498	33,078	30,125
	Impairment Loss	—	153	43	153
	General and Administrative Expense	6,388	6,461	12,886	13,833
	Total Expenses	87,490	80,763	171,303	161,498
	Operating Income	48,186	46,041	96,790	90,905
	Interest Expense, net	(18,558)	(20,292)	(39,449)	(46,750)
	Interest and Other Income	361	418	572	3,140
	Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	—	18	37,392	879
	Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	6,645	3,212	10,738	8,584
	(Provision) Benefit for Income Taxes	(16)	226	(5,915)	(435)
	Income from Continuing Operations	36,618	29,623	100,128	56,323
	Gain on Sale of Property	1,033	8,163	46,190	30,685
	Net Income	37,651	37,786	146,318	87,008
Less:	Net Income Attributable to Noncontrolling Interests	(1,835)	(1,757)	(3,428)	(3,332)
	Net Income Adjusted for Noncontrolling Interests	35,816	36,029	142,890	83,676
Less:	Preferred Share Dividends	—	(1,120)	—	(3,830)
Less:	Redemption Costs of Preferred Shares	—	(9,687)	—	(9,687)
	Net Income Attributable to Common Shareholders -- Basic	$35,816	$25,222	$142,890	$70,159
	Net Income Attributable to Common Shareholders -- Diluted	$35,816	$25,222	$143,888	$70,159

v

Weingarten Realty Investors
(in thousands)
Financial Statements

	June 30, 2016	December 31, 2015
	(Unaudited)	(Audited)
CONDENSED CONSOLIDATED BALANCE SHEETS
ASSETS
Property	$4,446,535	$4,262,959
Accumulated Depreciation	(1,144,670)	(1,087,642)
Property Held for Sale, net	—	34,363
Investment in Real Estate Joint Ventures and Partnerships, net	292,530	267,041
Unamortized Lease Costs, net	148,632	137,609
Accrued Rent and Accounts Receivable, net	82,368	84,782
Cash and Cash Equivalents	14,529	22,168
Restricted Deposits and Mortgage Escrows	5,652	3,074
Other, net	187,351	177,591
Total Assets	$4,032,927	$3,901,945

LIABILITIES AND EQUITY
Debt, net	$2,052,236	$2,113,277
Accounts Payable and Accrued Expenses	102,850	112,205
Other, net	159,995	131,453
Total Liabilities	2,315,081	2,356,935

Commitments and Contingencies	—	—
Deferred Compensation Share Awards	48,140	—

EQUITY
Common Shares of Beneficial Interest	3,878	3,744
Additional Paid-In Capital	1,711,114	1,616,242
Net Income Less Than Accumulated Dividends	(186,136)	(222,880)
Accumulated Other Comprehensive Loss	(14,633)	(7,644)
Shareholders' Equity	1,514,223	1,389,462
Noncontrolling Interests	155,483	155,548
Total Liabilities and Equity	$4,032,927	$3,901,945

Non-GAAP Financial Measures

Certain aspects of our key performance indicators are considered non-GAAP financial measures. Management uses these measures along with our GAAP financial statements in order to evaluate our operating results. Management believes these additional measures provide users of our financial information additional comparable indicators of our industry, as well as, our performance.

Funds from Operations Attributable to Common Shareholders
The National Association of Real Estate Investment Trusts defines NAREIT FFO as net income (loss) attributable to common shareholders computed in accordance with GAAP, excluding extraordinary items and gains or losses from sales of operating real estate assets and interests in real estate equity investments, plus depreciation and amortization of operating properties and impairment of depreciable real estate and in substance real estate equity investments, including our share of unconsolidated real estate joint ventures and partnerships. The Company calculates NAREIT FFO in a manner consistent with the NAREIT definition.

Management believes NAREIT FFO is a widely recognized measure of REIT operating performance which provides our shareholders with a relevant basis for comparison among other REITs. Management uses NAREIT FFO as a supplemental internal measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, Management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that NAREIT FFO presented by the Company is comparable to similarly titled measures of other REITs.

The Company also presents Core FFO as an additional supplemental measure as it is more reflective of the core operating performance of our portfolio of properties. Core FFO is defined as NAREIT FFO excluding charges and gains related to non-cash and non-operating transactions and other events that hinder the comparability of operating results of our core portfolio of properties. Specific examples of items excluded from Core FFO include, but are not limited to, gains or losses associated with the extinguishment of debt or other liabilities, impairments of land, transactional costs associated with acquisition and development activities, certain deferred tax provisions/benefits, redemption costs of preferred shares and gains on the disposal of non-real estate assets. NAREIT FFO and Core FFO should not be considered as alternatives to net income or other measurements under GAAP as indicators of operating performance or to cash flows from operating, investing or financing activities as measures of liquidity. NAREIT FFO and Core FFO do not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

NAREIT FFO and Core FFO is calculated as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net income attributable to common shareholders	$35,816	$25,222	$142,890	$70,159
Depreciation and amortization	38,519	35,767	75,728	71,030
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	3,993	3,468	7,679	6,978
Impairment of operating properties and real estate equity investments	—	153	—	153
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	—	1,497	326	1,497
Gain on acquisition including associated real estate equity investment	—	—	(37,383)	—
Gain on sale of property and interests in real estate equity investments	(368)	(8,137)	(45,493)	(31,470)
Gain on dispositions of unconsolidated real estate joint ventures and partnerships	(3,139)	(53)	(3,139)	(615)
Other	(8)	(4)	(8)	(4)
NAREIT FFO – basic	74,813	57,913	140,600	117,728
Income attributable to operating partnership units	499	479	998	960
NAREIT FFO – diluted	75,312	58,392	141,598	118,688
Adjustments to Core FFO:
Redemption costs of preferred shares	—	9,749	—	9,749
Deferred tax expense, net	—	—	5,895	—
Acquisition costs	245	142	600	346
Other impairment loss, net of tax	—	—	43	—
(Gain) loss on extinguishment of debt	(1,679)	—	(1,679)	6,100
Other, net of tax	(294)	—	(536)	(1,161)
Core FFO – diluted	$73,584	$68,283	$145,921	$133,722

Weighted average shares outstanding – basic	125,791	123,298	124,692	122,715
Effect of dilutive securities:
Share options and awards	1,053	1,252	1,136	1,344
Operating partnership units	1,462	1,480	1,462	1,483
Weighted average shares outstanding – diluted	128,306	126,030	127,290	125,542

NAREIT FFO per common share – basic	$.59	$.47	$1.13	$.96

NAREIT FFO per common share – diluted	$.59	$.46	$1.11	$.95

Core FFO per common share – diluted	$.57	$.54	$1.15	$1.07

Same Property Net Operating Income
Management considers SPNOI an important additional financial measure because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates and operating costs. The Company calculates this most useful measurement by determining our proportional share of SPNOI from all owned properties, including the Company’s share of SPNOI from unconsolidated joint ventures and partnerships, which cannot be readily determined under GAAP measurements and presentation. Although SPNOI is a widely used measure among REITs, there can be no assurance that SPNOI presented by the Company is comparable to similarly titled measures of other REITs. Additionally, the Company does not control these unconsolidated joint ventures and partnerships, and the assets, liabilities, revenues or expenses of these joint ventures and partnerships, as presented, do not represent its legal claim to such items.
Properties are included in the SPNOI calculation if they are owned and operated for the entirety of the most recent two fiscal year periods, except for properties for which significant redevelopment or expansion occurred during either of the periods presented, and properties classified as discontinued operations. While there is judgment surrounding changes in designations, Management moves new development and redevelopment properties once they have stabilized, which is typically upon attainment of 90% occupancy. A rollforward of the properties included in the Company’s same property designation is as follows:

	Three Months Ended June 30, 2016	Six Months Ended June 30, 2016
Beginning of the period	197	206
Properties added:
Acquisitions	—	1
Redevelopments	9	11
Other	—	1
Properties removed:
Dispositions	(3)	(8)
Redevelopments	—	(5)
Other	—	(3)
End of the period	203	203

The Company calculates SPNOI using operating income as defined by GAAP excluding property management fees, certain non-cash revenues and expenses such as straight-line rental revenue and the related reversal of such amounts upon early lease termination, depreciation, amortization, impairment losses, general and administrative expenses, acquisition costs and other items such as lease cancellation income, environmental abatement costs and demolition expenses. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from SPNOI. A reconciliation of Net Income to SPNOI is as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net income attributable to common shareholders	$35,816	$25,222	$142,890	$70,159
Add:
Redemption costs of preferred shares	—	9,687	—	9,687
Dividends on preferred shares	—	1,120	—	3,830
Net income attributable to noncontrolling interests	1,835	1,757	3,428	3,332
Provision (benefit) for income taxes	16	(226)	5,915	435
Interest expense, net	18,558	20,292	39,449	46,750
Less:
Gain on sale of property	(1,033)	(8,163)	(46,190)	(30,685)
Equity in earnings of real estate joint ventures and partnership interests	(6,645)	(3,212)	(10,738)	(8,584)
Gain on sale and acquisition of real estate joint venture and partnership interests	—	(18)	(37,392)	(879)
Interest and other income	(361)	(418)	(572)	(3,140)
Operating Income	48,186	46,041	96,790	90,905
Less:
Revenue adjustments (1)	(3,526)	(2,987)	(7,253)	(6,339)
Add:
Property management fees	590	642	1,536	1,578
Depreciation and amortization	39,218	36,451	77,097	72,602
Impairment loss	—	153	43	153
General and administrative	6,388	6,461	12,886	13,833
Acquisition costs	174	96	223	301
Other (2)	(89)	81	71	131
Net Operating Income	90,941	86,938	181,393	173,164
Less: NOI related to consolidated entities not defined as same property and noncontrolling interests	(9,211)	(8,002)	(18,478)	(15,502)
Add: Pro rata share of unconsolidated entities defined as same property	8,244	8,186	16,346	16,313
Same Property Net Operating Income	$89,974	$87,122	$179,261	$173,975
___________________

(1)	Revenue adjustments consist primarily of straight-line rentals, lease cancellation income and fee income primarily from real estate joint ventures and partnerships.

(2)	Other includes items such as environmental abatement costs and demolition expenses.

x

Weingarten Realty Investors
Company Information

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI

Forward-Looking Statements
This supplement, together with other statements and information publicly disseminated by us, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company’s intentions, beliefs, expectations or projections of the future. It is important to note that the company’s actual results could differ materially from those projected in such forward-looking statements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) the ability to dispose properties, (ix) changes in expected development activity, (x) increases in operating costs, (xi) tax matters, including failure to qualify as a real estate investment trust, and (xii) investments through real estate joint ventures and partnerships, which involve risks not present in investments in which we are the sole investor. Accordingly, there is no assurance that our expectations will be realized.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,		Twelve Months Ended December 31,
	2016	2015	2016	2015	2015	2014	2013	2012
Revenues:
Rentals, net	$132,814	$124,310	$261,323	$246,968	$502,464	$503,128	$477,340	$439,993
Other	2,862	2,494	6,770	5,435	10,380	11,278	11,855	11,184
Total	135,676	126,804	268,093	252,403	512,844	514,406	489,195	451,177
Expenses:
Depreciation and amortization	39,218	36,451	77,097	72,602	145,940	150,356	146,763	127,703
Operating	24,663	22,200	48,199	44,785	94,244	95,318	97,099	88,924
Real estate taxes, net	17,221	15,498	33,078	30,125	60,289	60,768	57,515	52,066
Impairment loss	—	153	43	153	153	1,024	2,579	9,585
General and administrative	6,388	6,461	12,886	13,833	27,524	24,902	25,371	28,538
Total	87,490	80,763	171,303	161,498	328,150	332,368	329,327	306,816
Operating Income	48,186	46,041	96,790	90,905	184,694	182,038	159,868	144,361
Interest Expense, net	(18,558)	(20,292)	(39,449)	(46,750)	(87,783)	(94,725)	(96,312)	(106,248)
Interest and Other Income	361	418	572	3,140	4,563	3,756	7,685	6,047
Gain on Sale and Acquisition of Real Estate Joint Venture and Partnership Interests	—	18	37,392	879	879	1,718	33,670	14,203
Equity in Earnings (Losses) of Real Estate Joint Ventures and Partnerships, net (a)	6,645	3,212	10,738	8,584	19,300	22,317	35,112	(1,558)
(Provision) Benefit for Income Taxes	(16)	226	(5,915)	(435)	(52)	1,261	(7,046)	75
Income from Continuing Operations	36,618	29,623	100,128	56,323	121,601	116,365	132,977	56,880
Operating Income from Discontinued Operations	—	—	—	—	—	342	12,214	25,918
Gain on Sale of Property from Discontinued Operations	—	—	—	—	—	44,582	119,203	68,619
Income from Discontinued Operations	—	—	—	—	—	44,924	131,417	94,537
Gain on Sale of Property	1,033	8,163	46,190	30,685	59,621	146,290	762	1,004
Net Income	37,651	37,786	146,318	87,008	181,222	307,579	265,156	152,421
Less: Net Income Attributable to Noncontrolling Interests	(1,835)	(1,757)	(3,428)	(3,332)	(6,870)	(19,571)	(44,894)	(5,781)
Net Income Adjusted for Noncontrolling Interests	35,816	36,029	142,890	83,676	174,352	288,008	220,262	146,640
Dividends on Preferred Shares	—	(1,120)	—	(3,830)	(3,830)	(10,840)	(18,173)	(34,930)
Redemption Costs of Preferred Shares	—	(9,687)	—	(9,687)	(9,687)	—	(17,944)	(2,500)
Net Income Attributable to Common Shareholders	$35,816	$25,222	$142,890	$70,159	$160,835	$277,168	$184,145	$109,210
Earnings Per Common Share - Basic	$0.28	$0.20	$1.15	$0.57	$1.31	$2.28	$1.52	$0.90
Earnings Per Common Share - Diluted	$0.28	$0.20	$1.13	$0.57	$1.29	$2.25	$1.50	$0.90

(a)	See Page 20 for the Company’s pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	June 30, 2016	December 31, 2015

ASSETS
Property	$4,446,535	$4,262,959
Accumulated Depreciation	(1,144,670)	(1,087,642)
Property Held for Sale, net	—	34,363
Property, net	3,301,865	3,209,680

Investment in Real Estate Joint Ventures and Partnerships, net (a)	292,530	267,041
Total	3,594,395	3,476,721

Unamortized Lease Costs, net	148,632	137,609
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $6,563 in 2016 and $6,072 in 2015)	82,368	84,782
Cash and Cash Equivalents	14,529	22,168
Restricted Deposits and Mortgage Escrows	5,652	3,074
Other, net	187,351	177,591
Total Assets	$4,032,927	$3,901,945

LIABILITIES AND EQUITY
Debt, net	$2,052,236	$2,113,277
Accounts Payable and Accrued Expenses	102,850	112,205
Other, net	159,995	131,453
Total Liabilities	2,315,081	2,356,935

Commitments and Contingencies	—	—
Deferred Compensation Share Awards	48,140	—

Equity:
Shareholders' Equity:
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 127,825 in 2016 and 123,951 in 2015	3,878	3,744
Additional Paid-In Capital	1,711,114	1,616,242
Net Income Less Than Accumulated Dividends	(186,136)	(222,880)
Accumulated Other Comprehensive Loss	(14,633)	(7,644)
Total Shareholders' Equity	1,514,223	1,389,462
Noncontrolling Interests	155,483	155,548
Total Equity	1,669,706	1,545,010
Total Liabilities and Equity	$4,032,927	$3,901,945

(a)	This represents the Company’s investment of its unconsolidated real estate joint ventures and partnerships. See page 20 for additional information.

Weingarten Realty Investors
Funds From Operations Attributable to Common Shareholders
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Funds From Operations Attributable to Common Shareholders (NAREIT FFO)
Numerator:
Net income attributable to common shareholders	$35,816	$25,222	$142,890	$70,159
Depreciation and amortization	38,519	35,767	75,728	71,030
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	3,993	3,468	7,679	6,978
Impairment of operating properties and real estate equity investments	—	153	—	153
Impairment of operating properties of unconsolidated real estate joint ventures and partnerships	—	1,497	326	1,497
(Gain) on acquisition including associated real estate equity investment	—	—	(37,383)	—
(Gain) on sale of property and interests in real estate equity investments	(368)	(8,137)	(45,493)	(31,470)
(Gain) on dispositions of unconsolidated real estate joint ventures and partnerships	(3,139)	(53)	(3,139)	(615)
Other	(8)	(4)	(8)	(4)
NAREIT FFO - Basic	74,813	57,913	140,600	117,728
Income attributable to operating partnership units	499	479	998	960
NAREIT FFO - Diluted	75,312	58,392	141,598	118,688
Adjustments for Core FFO:
Redemption costs of preferred shares	—	9,749	—	9,749
(Gain) loss on extinguishment of debt	(1,679)	—	(1,679)	6,100
Deferred tax expense, net	—	—	5,895	—
Acquisition costs	245	142	600	346
Other impairment loss, net of tax	—	—	43	—
Other, net of tax	(294)	—	(536)	(1,161)
Core FFO - Diluted	$73,584	$68,283	$145,921	$133,722

Denominator:
NAREIT FFO weighted average number of common shares outstanding - Basic	125,791	123,298	124,692	122,715
Effect of dilutive securities:
Share options and awards	1,053	1,252	1,136	1,344
Operating partnership units	1,462	1,480	1,462	1,483
NAREIT FFO weighted average number of common shares outstanding - Diluted	128,306	126,030	127,290	125,542

NAREIT FFO Per Common Share - Basic	$0.59	$0.47	$1.13	$0.96

NAREIT FFO Per Common Share - Diluted	$0.59	$0.46	$1.11	$0.95
Adjustments for Core FFO per common share:
Redemption costs of preferred shares	—	0.08	—	0.08
(Gain) loss on extinguishment of debt	(0.01)	—	(0.01)	0.05
Deferred tax expense, net	—	—	0.05	—
Acquisition costs	—	—	—	—
Other, net of tax	(0.01)	—	—	(0.01)
Core FFO Per Common Share - Diluted	$0.57	$0.54	$1.15	$1.07

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Rentals, net
Base minimum rent, net	$101,649	$96,717	$200,904	$191,748
Straight line rent	1,557	1,415	2,930	3,308
Over/Under-market rentals, net	269	67	221	(249)
Percentage rent	1,016	1,023	2,005	1,831
Tenant reimbursements	28,323	25,088	55,263	50,330
Total	$132,814	$124,310	$261,323	$246,968

Other Income
Recurring fee income	$1,601	$1,306	$3,055	$2,834
Non-Recurring fee income	4	199	171	199
Miscellaneous revenue	1,162	989	2,668	2,155
Lease cancellation revenue	95	—	876	247
Total	$2,862	$2,494	$6,770	$5,435

Interest Expense, net
Interest paid or accrued	$20,607	$20,479	$41,319	$41,111
(Gain)/Loss on extinguishment of debt	(2,037)	—	(2,037)	6,100
Amortization of debt deferred costs	890	843	1,767	1,588
Over/Under-market mortgage adjustment of acquired properties, net	(285)	(188)	(463)	(376)
Gross interest expense	19,175	21,134	40,586	48,423
Capitalized interest	(617)	(842)	(1,137)	(1,673)
Total	$18,558	$20,292	$39,449	$46,750

Interest and Other Income
Gain on litigation settlement	$—	$—	$—	$1,721
Deferred compensation investment income	248	215	288	966
Other	113	203	284	453
Total	$361	$418	$572	$3,140

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$135,676	$126,804	$268,093	$252,403
Operating expense	(24,663)	(22,200)	(48,199)	(44,785)
Real estate taxes	(17,221)	(15,498)	(33,078)	(30,125)
Total	93,792	89,106	186,816	177,493

Minority Interests Share of Net Operating Income and Other Adjustments	(1,685)	(1,756)	(2,894)	(4,187)
Pro rata Income From Consolidated Ventures	92,107	87,350	183,922	173,306

Pro rata share of Unconsolidated Joint Ventures
Revenues	12,992	13,711	26,522	27,504
Operating expense	(2,466)	(2,561)	(5,630)	(4,906)
Real estate taxes	(1,726)	(1,822)	(3,475)	(3,547)
Total	8,800	9,328	17,417	19,051
Net Operating Income including Joint Ventures	$100,907	$96,678	$201,339	$192,357

Net Operating Income from Sold Properties not in Discontinued Operations	$156	$2,973	$720	$6,615

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$6,023	$2,460	$9,145	$7,272
Intercompany fee income reclass	613	546	1,256	1,113
Other adjustments	9	206	337	199
Equity in earnings of real estate joint ventures and partnerships, net	$6,645	$3,212	$10,738	$8,584

Dividends
Common Dividends per Share	$0.365	$0.345	$0.730	$0.690

Common Dividends Paid as a % of Reported Funds from Operations - Basic	61.9%	73.8%	65.2%	72.4%

Common Dividends Paid as a % of Recurring Funds from Operations - Basic	63.3%	63.1%	63.3%	64.2%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	4.7%	5.1%	4.8%	5.5%

General and Administrative Expenses/Total Assets before Depreciation	0.12%	0.13%	0.25%	0.28%

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	June 30, 2016	December 31, 2015

Property
Land	$952,879	$929,958
Land held for development	90,064	95,524
Land under development	14,942	17,367
Buildings and improvements	3,318,140	3,152,215
Construction in-progress	70,510	67,895
Total	$4,446,535	$4,262,959

Straight Line Rent Receivable
	$60,501	$58,830

Other Assets, net
Notes receivable and mortgage bonds, net	$30,130	$30,235
Debt service guaranty asset	69,835	69,835
Non-qualified benefit plan assets	24,574	20,582
Out-of-market leases, net	26,988	23,174
Investments	11,442	8,793
Deferred income tax asset	11,537	12,749
Interest rate derivative	—	2,663
Unamortized debt costs, net	3,575	1,412
Other	9,270	8,148
Total	$187,351	$177,591

Other Liabilities, net
Deferred revenue	$10,782	$14,251
Non-qualified benefit plan liabilities	58,765	54,261
Deferred income tax payable	11,942	7,626
Out-of-market leases, net	51,331	28,290
Interest rate derivative	8,227	725
Other	18,948	26,300
Total	$159,995	$131,453

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$39,542	$37,595
Above-market leases - Accumulated Amortization	(12,554)	(14,421)
Below-market assumed mortgages (included in Debt, net)	1,671	1,671
Below-market assumed mortgages - Accumulated Amortization	(1,435)	(1,307)
Valuation of in place leases (included in Unamortized Lease Costs, net)	164,298	148,904
Valuation of in place leases - Accumulated Amortization	(73,200)	(67,762)
Total	$118,322	$104,680

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$71,391	$50,370
Below-market leases - Accumulated Amortization	(20,060)	(22,080)
Above-market assumed mortgages (included in Debt, net)	10,375	32,777
Above-market assumed mortgages - Accumulated Amortization	(4,569)	(27,272)
Total	$57,137	$33,795

Weingarten Realty Investors
Capitalization and Debt Coverage Ratios
(in thousands, except common share data and percentages)

	June 30, 2016	December 31, 2015

Common Share Data
Closing Market Price	$40.82	$34.58

Capitalization
Debt	$2,052,236	$2,113,277
Common Shares at Market	5,217,816	4,286,226
Operating Partnership Units at Market	59,679	50,556
Total Market Capitalization (As reported)	$7,329,731	$6,450,059
Debt to Total Market Capitalization (As reported)	28.0%	32.8%
Debt to Total Market Capitalization (As reported at a constant share price of $34.58)	31.5%	32.8%
Debt to Total Market Capitalization (Pro rata)	28.7%	33.9%

Capital Availability
Revolving Credit Facility	$500,000	$500,000
Less:
Balance Outstanding Under Revolving Credit Facility	95,000	140,000
Outstanding Letters of Credit Under Revolving Facility	4,810	4,810
Unused Portion of Credit Facility	$400,190	$355,190

Covenant Ratios
	Restrictions
Debt to Asset Ratio (Public)	Less than 60.0%	41.4%	44.0%
Debt + Preferred to Asset Ratio	None	41.4%	44.0%
Secured Debt to Asset Ratio (Public)	Less than 40.0%	9.2%	9.6%
Unencumbered Asset Test (Public)	Greater than 150%	245.7%	227.4%
Fixed Charge Coverage (Revolver) (Pro rata EBITDA/ (interest expense + scheduled principal payments))	Greater than 1.5x	3.6x	3.4x

Net Debt to Adjusted EBITDA
EBITDA (Current Quarter)	$95,443	$106,224
Gain on Sale of Real Estate	(4,172)	(16,647)
Ground Rent	262	292
Other Non-Recurring Items	—	—
Recurring EBITDA	$91,533	$89,869

Net Debt (less cash & equivalents)	$2,037,707	$2,091,109
Net Debt to Adjusted EBITDA (annualized)	5.57x	5.82x

Credit Ratings
	S&P	Moody's
Senior Debt	BBB	Baa1
Outlook	Stable	Stable

Weingarten Realty Investors
Guidance

2016 Guidance

	Previous Guidance	Q2 Revised Guidance

Net income attributable to common shareholders		$1.67 - $1.73
(Gain) on acquisitions including associated RE equity investment		(0.29) - (0.29)
(Gain) on sale of property and interests in RE equity investments		(0.43) - (0.45)
(Gain) on dispositions of unconsolidated RE joint ventures and partnerships		(0.02) - (0.04)
Depreciation and amortization		1.29 - 1.31
NAREIT FFO - Basic		2.22 - 2.26
Income attributable to operating partnership units		0.02 - 0.02
NAREIT FFO Per Common Share - Diluted	$2.21 - $2.26	$2.24 - $2.28
Deferred tax expense, net		0.05 - 0.05
(Gain) on extinguishment of debt		(0.01) - (0.01)
Core FFO Per Common Share - Diluted	$2.27 - $2.31	$2.28 - $2.32

Portfolio Activity ($ in millions)
Acquisitions	$125 - $225	$425 - $500

Re / New Development	$50 - $100	$50 - $100

Dispositions	$125 - $225	$125 - $225

Operating Information
Same Property Net Operating Income with redevelopments	+3.5% to +4.5%	+3.0% to +4.0%

Same Property Net Operating Income without redevelopments	+2.5% to +3.5%	+2.5% to +3.5%

Denotes change to guidance

Investment Activity

Weingarten Realty Investors
Capital Expenditures
(at pro rata share)
(in thousands)

	Three Months Ended June 30, 2016	Six Months Ended June 30, 2016	Twelve Months Ended December 31, 2015
Acquisitions	$92,750	136,320	$267,755
Redevelopment	8,485	16,605	22,934
New Development	7,629	14,014	27,462
Tenant Finish	6,820	12,237	21,017
Building and Site Improvements	3,950	7,072	14,844
External Leasing Commissions	1,176	2,333	3,690
Capital Expenditures	$120,810	$188,581	$357,701

Note:
Internal Leasing Fees are approximately $4.6 million for the six months ended June 30, 2016 and $10 million for the twelve months ended December 31, 2015, respectively.

Weingarten Realty Investors
New Development / Redevelopment
As of June 30, 2016
(at pro rata share)
(in thousands, except percentages)

New Development
				Net	Total	Cost	Cost	Completed		Est./Act.	Est./Act.
			Owned	Percent	Estimated	Incurred -	Incurred -	Inception -	Est. Final	Anchor	Stabilized
	Center	MSA	SF	Leased	Investment (1)	Year-To-Date	To-Date	To-Date	ROI%	Opening	Quarter	Key Tenants / Description
	Active Developments
1	Nottingham Commons	Baltimore, MD	136	96.6%	$45,713	$12,470	$39,128	$7,594		Q3 16	2H 16	Merritt Athletic Club (OBO), Petco, MOM's Organic Market, TJ Maxx, DSW
2	The Whittaker (2)	Seattle, WA	63	68.7%	30,705	—	239	—		Q4 17	2H 17	Whole Foods
3	Wake Forest Crossing II	Raleigh, NC	130	93.3%	24,341	1,544	20,315	18,732		Q3 15	1H 17	Kohl's (OBO), TJ Maxx, Michaels, Ross, Petco

	Total Active Developments		329	91.2%	$100,759	$14,014	$59,682	$26,326	7.5%

	QTR Completed	YTD Completed	3Q'16E	4Q'16E	1Q'17E	2Q'17E	3Q'17E	Remaining Balance
Completion ($)	$240	$4,143	$12,400 - $14,400	$19,500 - $22,500	$0 - $3,800	$1,100 - $6,100	$4,700 - $9,700	$18,000 - $23,000
Weighted Return (%)	8.9%	8.2%	7.8% - 8.3%	7.8% - 8.3%	8.0% - 8.5%	8.1% - 8.6%	6.7% - 7.2%	6.7% - 7.2%
Net Operating Income (Annualized)	$21	$338	$900 - $1,200	$1,520 - $1,880	$0 - $320	$0 - $600	$300 - $700	$1,200 - $1,700

Redevelopment
			Total	Cost	Cost		Est./Act.	Est./Act.
			Estimated	Incurred -	Incurred -	Est. Final	Anchor	Stabilized
	Center	MSA	Investment (1)	Year-To-Date	To-Date	ROI%	Opening	Quarter	Key Tenants / Description
	Active Redevelopments (incremental investment) (3)
1	Decatur 215	Las Vegas, NV	$18,178	$4,004	$12,090		Q2 15	1H 17	Hobby Lobby, Ross, Ulta and shops and restaurants
2	RiverPoint at Sheridan	Denver, CO	17,242	4,976	14,458		NA	2H 16	Conn's, Sportsman's Warehouse, BWW, Old Chicago, PetSmart and shop spaces
3	Sunset Point 19	Clearwater, FL	16,667	76	76		1H 17	2H 17	Total Center redevelopment with three new shop space buildings
4	Westchase Shopping Center	Houston, TX	7,161	1,533	5,517		Q1 16	2H 16	Whole Foods and Five Below
5	Rock Prairie Marketplace	College Station, TX	6,704	(58)	1,617		NA	2H 17	5,000 SF Valero gas station, 13,480 SF multi-tenant building, and pads
6	Humblewood Shopping Center	Houston, TX	5,617	2,434	3,332		Q3 15	2H 16	Relocation of Conn's
7	Waterford Village	Wilmington, NC	4,009	72	72		NA	1H 17	Two multi-tenant buildings, totaling 18,750 SF
8	Tomball Marketplace	Houston, TX	2,701	275	275		NA	1H 17	10,000 SF and 3,000 SF new shop space buildings
9	Horne Street Market	Fort Worth, TX	2,355	678	1,951		NA	2H 16	10,200 SF multi-tenant building
10	Ridgeway Trace	Memphis, TX	1,907	458	472		NA	2H 16	6,500 SF new shop space building
11	Crabtree Commons	Raleigh, NC	1,348	1,318	1,385		NA	2H 16	J. Alexander's Restaurant
12	Markham West Shopping Center	Little Rock, AR	1,197	427	439		NA	2H 16	5,000 SF multi-tenant building
13	Pineapple Commons	Port St. Lucie, FL	361	181	187		NA	2H 16	5,000 SF multi-tenant building
	Total Active Redevelopments		85,447	16,374	41,871

	Completed Redevelopments (incremental investment) (3)
	Westhill Village Shopping Center		1,512	230	1,347		NA	Q2 16	6,700 SF multi-tenant building
	Total Active / Completed Redevelopments		86,959	16,604	43,218	11.0%
	Total Investment		$187,718	$30,618	$102,900

	(1) Net of anticipated proceeds from land sales.
	(2) WRI has committed to purchase the retail portion of a development project in West Seattle, contingent on the satisfaction of the developer's delivery obligations.
	(3) Redevelopment is defined where GLA is added either through new construction or expansion of an existing space or where incremental investment is over $5 million.

	Summary of Balance Sheet allocation:			Developments	Redevelopments	Total
	Land			$9,287		$9,287
	Land Under Development			14,942		14,942
	Building and Improvements			14,213	$23,798	38,011
	CIP			18,420	19,420	37,840
	Other various balance sheet accounts			2,820		2,820
	Property			$59,682	$43,218	$102,900

	Cash NOI Summary
	Cash NOI included in the Income Statement for the Three Months Ended June 30, 2016:			$446	$1,059	$1,504

Weingarten Realty Investors
Land Held for Development
As of June 30, 2016
(in thousands, except acres and percentages)

	Ownership Interest	Gross Acres	Investment (1)
Location			100%	Pro Rata

New Development Phased Projects
Highway 17 and Highway 210, Surf City, NC	100.0%	46.5
US Hwy. 1 and Caveness Farms Rd., Wake Forest, NC	100.0%	24.6
US 77 & FM 802, Brownsville, TX	100.0%	21.0
US Hwy. 17 & US Hwy. 74/76, Leland, NC	100.0%	12.6
FM 2920 and Future 249, Tomball - Houston, TX	100.0%	10.6
Hwy. 85 & Hwy. 285, Sheridan, CO	100.0%	8.6
State Hwy. 95 & Bullhead Pkwy., Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy. & State Rd. 100, Palm Coast, FL	100.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St. at Nolana Loop, McAllen, TX	50.0%	3.8
Decatur at 215, Las Vegas, NV	100.0%	1.1
Total New Development Phased Projects		147.9	$27,594	$26,108
Other Raw Land
FM 1957 (Potranco Rd.) and FM 211, San Antonio, TX	50.0%	150.0
South Fulton Parkway and SH 92, Union City - Atlanta, GA	100.0%	81.6
Shary Road and US Hwy. 83, Mission, TX	50.0%	34.9
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
Lon Adams Rd. at Tangerine Farms Rd. - Marana, AZ	100.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station, TX	100.0%	7.3
SH 151 & Ingram Rd., San Antonio, TX	66.7%	5.8
Leslie Rd. at Bandera Rd., Helotes, TX	100.0%	1.7
Other	100.0%	26.2
Total Raw Land		346.4	$65,094	$45,835

Total Land Held For Development Properties		494.3	$92,688	$71,943

(1) Net of impairment and valuation adjustments.

Notes:
Land costs account for $77.9 million of total investment at 100%, $57.9 million at pro rata share.
Categorization based upon proximity to development property and does not indicate future development pipeline.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended June 30, 2016
(at pro rata share)
(in thousands)

Center	City/State	Sq. Ft. at 100%	Date Sold	Sales Proceeds	Weighted Sales Cap

Dispositions
1st Quarter
Rainbow Plaza	Las Vegas, NV	419	01/12/16
Sheridan I Pad	Sheridan, CO	N/A	01/15/16
Promenade 23	Seattle, WA	97	02/17/16
Boswell Towne Center Pad	Saginaw, TX	N/A	02/26/16
Chatham Crossing *	Chapel Hill, NC	97	03/04/16
Clermont Landing Pad *	Clermont, FL	N/A	03/04/16
Eastdale Shopping Center	Albuquerque, NM	120	03/10/16

2nd Quarter
Galleria Shopping Center Pad	Charlotte, NC	N/A	04/04/16
Northwest Freeway Center Pad	Houston, TX	N/A	04/08/16
Stevens Ranch Pad	San Antonio, TX	N/A	05/27/16
Indian Harbour Place *	Indian Harbour, FL	164	06/22/16
Quesada Commons *	Port Charlotte, FL	59	06/22/16
Shoppes of Port Charlotte *	Port Charlotte, FL	41	06/22/16

Total Dispositions				$126,590	6.51%

Disposition of Unconsolidated Joint Venture Interest (1)
			Interest	WRI Interest		Effective
Joint Venture Detail	Center	Location	Disposed	Before	After	Date
WRI River Hill Tower Joint Venture	Thorncreek Crossing	Thornton, CO	51%	51%	0%	02/12/16

			Date	Purchase
			Acquired	Price	Yield (2)

Acquisitions
1st Quarter
League City Pad	League City, TX	N/A	02/11/16
2200 Westlake*	Seattle, WA	74	02/29/16

2nd Quarter
Deerfield	Deerfield Beach, FL	394	05/05/16

Total Acquisitions				$136,320	4.84%

Acquisition of Unconsolidated Joint Venture Interest (1)
			Interest	WRI Interest		Effective
Joint Venture Detail	Center	Location	Acquired	Before	After	Date
WRI River Hill Tower Joint Venture	City Center Englewood	Englewood, CO	49%	51%	100%	02/12/16
WRI River Hill Tower Joint Venture	Crossing at Stonegate	Parker, CO	49%	51%	100%	02/12/16
WRI River Hill Tower Joint Venture	Green Valley Ranch Pad	Denver, CO	50%	50%	100%	02/12/16

(1) A joint venture transaction with our joint venture partner.
(2) Economics reflect WRI's pro rata ownership interest, excluding the incremental return from fee income.
* Unconsolidated real estate joint venture activity

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

	June 30, 2016	2nd Quarter Weighted Average Rate (1)	December 31, 2015	4th Quarter Weighted Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$435,791	5.39%	$446,356	5.64%
3.5% Notes due 2023	298,993	3.50%	298,927	3.50%
3.375% Notes due 2022	299,233	3.38%	299,178	3.38%
4.45% Notes due 2024	249,194	4.45%	249,148	4.45%
3.85% Notes due 2025	248,263	3.85%	248,183	3.85%
Term Loan (2)	200,000	2.47%	200,000	2.64%
Unsecured Notes Payable (MTN)	141,290	6.09%	141,290	6.09%
Revolving Credit Agreements (3)	98,000	1.29%	149,500	1.03%
Obligations under Capital Leases	21,000	7.93%	21,000	7.91%
Unamortized Loan Costs	(9,363)		(10,140)
Subtotal Consolidated Debt	1,982,401	3.98%	2,043,442	4.05%
Debt Service Guarantee Liability (4)	69,835		69,835
Total Consolidated Debt - As Reported	2,052,236	3.98%	2,113,277	4.05%
Less: Noncontrolling Interests and Other Adjustments	(38,205)		(38,303)
Plus: WRI Share of Unconsolidated Joint Ventures	114,181		145,566
Total Debt - Pro rata Share	$2,128,212	4.01%	$2,220,540	4.06%

	Debt Balance	Weighted Average Rate (1)	% of Total	Weighted Average Remaining Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share) (includes the effect of interest rate swaps)
As of June 30, 2016
Fixed-rate debt	$1,998,484	4.20%	93.9%	6.73
Variable-rate debt	129,728	2.70%	6.1%	2.87
Total	$2,128,212	4.01%	100.0%	6.50

As of December 31, 2015
Fixed-rate debt	$1,951,119	4.22%	87.9%
Variable-rate debt	269,421	2.46%	12.1%
Total	$2,220,540	4.06%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)
As of June 30, 2016
Secured Debt	$530,897	5.24%	24.9%	6.26
Unsecured Debt	1,597,315	3.57%	75.1%	6.36
Total	$2,128,212	4.01%	100.0%	6.50

As of December 31, 2015
Secured Debt	$570,364	5.42%	25.7%
Unsecured Debt	1,650,176	3.54%	74.3%
Total	$2,220,540	4.06%	100.0%

	As Reported	Pro rata Share
Weighted Average Interest Rates (1)
Three months ended 06/30/16	3.98%	4.01%
Six months ended 6/30/16	4.02%	4.01%
Three months ended 12/31/15	4.05%	4.06%
Twelve months ended 12/31/15	4.12%	4.11%

(1)	Weighted average interest rates exclude the effects of ASC 805 "Business Combinations", revolver facility fee, and other loan costs related to financing.

(2)
Term loan has a floating rate of LIBOR + 97.5 bps and LIBOR + 115 bps in the second quarter 2016 and the fourth quarter 2015, respectively. The loan has been swapped to fixed rate of 2.47% and 2.64% for the second quarter 2016 and the fourth quarter 2015, respectively. The weighted average interest rate reflects the fixed rate.

(3)
Weighted average revolving interest rate excludes the effect of the facility fee of 15 basis points on the total commitment in arrears for the second and fourth quarters. The weighted average revolving interest rate with the facility fee is 2.00% and 1.94% for the second quarter 2016 and the fourth quarter 2015, respectively.

(4)	Debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Schedule of Maturities
As of June 30, 2016
(in thousands, except percentages)

	As Reported			Pro rata Share
	Maturities	Weighted Average Rate (2)		Maturities	Weighted Average Rate (2)		Floating Rate	Fixed Rate	Secured	Unsecured
2016	$78,835	5.46%		$79,842	5.52%		$183	$79,659	$4,842	$75,000
2017	86,839	5.51%		95,160	5.72%		3,968	91,192	70,160	25,000
2018	87,974	5.34%		51,935	5.44%		25,436	26,499	42,365	9,570
2019	56,245	5.14%		59,700	5.09%			59,700	59,700
2020	237,779	3.73%	(3)	293,185	3.23%	(3)	200,000	93,185	93,185	200,000
2021	17,667	4.04%		53,061	4.05%		34,000	19,061	53,061
2022	307,858	3.70%		308,774	3.40%			308,774	8,774	300,000
2023	305,705	3.95%		306,673	3.52%			306,673	6,673	300,000
2024	255,965	4.18%		256,988	4.44%			256,988	6,988	250,000
2025	303,314	1.08%		304,331	3.94%			304,331	54,331	250,000
Thereafter	133,329	4.81%		135,585	4.82%			135,585	103,865	31,720
Subtotal	1,871,510			1,945,234			263,587	1,681,647	503,944	1,441,290

Revolving Credit Agreements	98,000	1.34%		98,000	1.34%		98,000			98,000
Other (1)	82,726			84,978			2,141	82,837	26,953	58,025
Swap Maturities:
2017
2020							(200,000)	200,000
2021							(34,000)	34,000
Total	$2,052,236	4.02%		$2,128,212	4.01%		$129,728	$1,998,484	$530,897	$1,597,315

(1)	Other includes capital leases, ASC 805 “Business Combinations” adjustment, debt service guarantee liability, market value of swaps, discounts on notes, and debt issuance costs.
The debt service guarantee liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(2)	Weighted average interest rates exclude the effects of ASC 805 “Business Combinations”, revolver facility fee paid quarterly on total commitment in arrears, and other loan costs related to financing.

(3)	Year 2020 includes the Term Loan which is at a floating rate of LIBOR + 97.5 bps that has been swapped to a fixed rate of 2.47%. The weighted average rate reflects the fixed rate.

Joint Ventures

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at 100%
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
Condensed Statements of Income	2016	2015	2016	2015

Revenues:
Base minimum rent, net	$25,812	$27,658	$52,181	$55,519
Straight line rent	189	244	313	562
Over/Under-market rentals, net	7	98	847	275
Percentage rent	(11)	120	83	264
Tenant reimbursements	7,795	8,066	15,929	16,257
Other income	354	401	715	828
Total	34,146	36,587	70,068	73,705

Expenses:
Depreciation and amortization	10,605	9,203	19,986	18,583
Interest, net	5,622	4,235	9,630	8,652
Operating	6,358	6,771	13,961	13,236
Real estate taxes, net	4,494	4,725	8,986	9,257
General and administrative	312	333	455	535
(Benefit) provision for income taxes	(31)	43	28	111
Impairment loss	—	7,487	1,303	7,487
Total	27,360	32,797	54,349	57,861

Gain on sale of non-operating property	—	—	373	—
Gain on dispositions	12,591	265	12,591	1,393

Net income	$19,377	$4,055	$28,683	$17,237

Condensed Balance Sheets
			June 30, 2016	December 31, 2015

ASSETS

Property			$1,216,844	$1,290,784
Accumulated depreciation			(254,672)	(293,474)
Property, net			962,172	997,310

Other assets, net			116,765	130,251

Total			$1,078,937	$1,127,561

LIABILITIES AND EQUITY

Debt, net			$315,193	$345,186
Amounts payable to Weingarten Realty Investors and Affiliates			12,608	12,285
Other liabilities, net			29,350	29,509
Total			357,151	386,980

Equity			721,786	740,581

Total			$1,078,937	$1,127,561

Weingarten Realty Investors
Unconsolidated Joint Venture Financial Statements at Pro rata Share
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
Condensed Statements of Income	2016	2015	2016	2015
Revenues:
Base minimum rent, net	$9,848	$10,432	$19,863	$20,817
Straight line rent	42	59	90	140
Over/Under-market rentals, net	(39)	4	104	44
Percentage rent	(7)	14	35	60
Tenant reimbursements	2,992	3,028	6,113	6,084
Other income	156	174	317	359
Total	12,992	13,711	26,522	27,504

Expenses:
Depreciation and amortization	3,993	3,468	7,679	6,978
Interest, net	1,853	1,835	3,500	3,707
Operating	2,466	2,561	5,630	4,906
Real estate taxes, net	1,726	1,822	3,475	3,547
General and administrative	91	102	139	161
(Benefit) provision for income taxes	(21)	19	10	51
Impairment loss	—	1,497	326	1,497
Total	10,108	11,304	20,759	20,847

Gain on sale of non-operating property	—	—	243	—
Gain on dispositions	3,139	53	3,139	615

Net income	$6,023	$2,460	$9,145	$7,272

Condensed Balance Sheets			June 30, 2016	December 31, 2015

ASSETS

Property			$455,893	$468,571
Accumulated depreciation			(94,078)	(112,313)
Property, net			361,815	356,258

Notes receivable from real estate joint ventures and partnerships			4,520	4,659
Unamortized lease costs, net			16,592	16,652
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $641 in 2016 and $155 in 2015)			10,959	13,719
Cash and cash equivalents			15,375	16,571
Restricted deposits and mortgage escrows			50	81
Out-of-market leases, net			1,485	1,166
Other assets, net			284	1,851
Total			$411,080	$410,957

LIABILITIES AND EQUITY

Debt, net			$114,113	$145,676
Amounts payable to Weingarten Realty Investors and Affiliates			5,564	5,420
Accounts payable and accrued expenses			4,977	6,787
Deferred revenue			998	858
Out-of-market leases, net			3,885	4,179
Interest rate derivative			508	40
Other liabilities, net			960	758
Total			131,005	163,718

Equity			280,075	247,239

Total			$411,080	$410,957
Notes:
The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI’s ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
June 30, 2016
(in thousands, except number of properties and percentages)

					Weingarten Realty
Joint Venture Partner	Number of Operating Properties (1)(2)	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings (Losses) of Unconsolidated JVs

TIAA Florida Retail LLC	2	431	$128,185	$—	20.0%	$—	$25,381	$392
Perlmutter SRP, LLC	1	76	16,561	11,540	25.0%	2,885	393	2,738
Collins	8	1,167	125,172	20,792	50.0%	10,396	46,842	1,794
AEW - Institutional Client	5	437	102,962	—	20.0%	—	20,359	526
BIT Retail	3	721	146,214	—	20.0%	—	28,907	693
Jamestown	6	1,339	137,280	170,000	20.0%	34,000	—	522
Fidelis Realty Partners	1	491	131,820	77,564	57.8%	44,793	30,066	1,257
Sleiman Enterprises	2	170	17,449	12,846	50.0%	6,423	2,677	172
Bouwinvest	2	353	99,884	—	51.0%	—	48,294	1,069
Bouwinvest - 2200 Westlake	1	74	65,858	—	65.7%	—	42,833	(524)
Other	7	1,872	107,552	22,451		15,616	46,778	2,099

Total	38	7,131	$1,078,937	$315,193		$114,113	$292,530	$10,738

Joint Venture Description

TIAA Florida Retail LLC	Joint venture with an institutional partner, TIAA-CREF Global Real Estate
Perlmutter SRP, LLC	Retail joint venture with an institutional partner through Perlmutter Investment Company
Collins	Primarily a development joint venture in the Texas Rio Grande Valley
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management
BIT Retail	Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown	Retail joint venture in Florida
Fidelis Realty Partners	Retail joint venture in Texas
Sleiman Enterprises	Retail joint venture in Florida
Bouwinvest	Retail joint venture with West Coast focus

(1) Excludes land held for development.
(2) Excludes additional consolidated joint ventures such as AEW Capital Management.
(3) Our ownership interest in 2200 Westlake includes a 30% direct interest and a 35.7% indirect interest through our ownership interest in Bouwinvest joint venture.

Weingarten Realty Investors
Unconsolidated Joint Venture Mortgage Debt Information
As of June 30, 2016
(in thousands, except number of properties, percentages and term)

Balance Summary

		At 100%
Joint Venture Partner	# of Mortgaged Properties (2)	Mortgage Balance (1)(2)	Average Interest Rate	Average Remaining Term (yrs)

Perlmutter SRP, LLC	1	$11,540	5.5%	0.6
Collins	2	20,793	6.3%	8.7
Jamestown	6	170,000	2.7%	5.5
Fidelis Realty Partners	1	77,564	4.3%	4.4
Sleiman Enterprises	2	12,845	4.9%	5.0
Other	1	23,408	6.2%	4.2

Total	13	$316,150	3.8%	5.3

Schedule of Maturities

	At 100%		At WRI Share
	Maturities (1)(2)	Weighted Average Rate	Maturities (1)(2)	Weighted Average Rate

2016	$2,541	4.7%	$1,373	4.7%
2017	23,500	5.0%	9,088	5.0%
2018	5,929	4.9%	3,285	5.0%
2019	6,237	4.9%	3,455	4.9%
2020	92,794	4.9%	55,406	4.9%
2021	172,789	3.5%	35,394	4.1%
2022	1,833	5.9%	916	5.9%
2023	1,936	5.9%	968	5.9%
2024	2,046	6.1%	1,023	6.1%
2025	2,034	6.3%	1,017	6.3%
Thereafter	4,511	6.4%	2,256	6.4%
Total	$316,150		$114,181

(1)	Excludes non-cash debt related items.

(2)	Excludes additional consolidated joint ventures such as AEW Capital Management.
Note:
All mortgages are fixed rate.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Base Minimum Rent
As of June 30, 2016
(at pro rata share)
(in thousands, except percentages and # of units)

Rank	Tenant Name (1)(2)	Credit Ranking (S&P / Moody's)	# of Units	Total Annualized Base Minimum Rent	% of Total Annualized Base Minimum Rent	Total SF	% of Total SF

1	The Kroger Co.	BBB/Baa1	28	$12,793	2.92%	1,563	5.58%
2	TJX Companies, Inc.	A+/A2	43	11,381	2.60%	1,122	4.01%
3	Ross Stores, Inc.	A-/A3	33	8,858	2.02%	750	2.68%
4	Whole Foods Market, Inc.	BBB-/Baa3	10	7,141	1.63%	387	1.38%
5	Petsmart, Inc.	B+/B1	23	7,035	1.61%	433	1.55%
6	H-E-B	N/A/N/A	8	6,730	1.54%	539	1.93%
7	Albertsons	N/A/N/A	18	6,061	1.38%	772	2.76%
8	Office Depot, Inc.	B-/B1	25	5,661	1.29%	464	1.66%
9	Bed Bath & Beyond, Inc.	BBB+/Baa1	20	5,296	1.21%	476	1.70%
10	Best Buy, Inc.	BB+/Baa1	10	4,862	1.11%	290	1.04%
11	Dollar Tree Stores, Inc.	BB+/Ba2	47	4,779	1.09%	439	1.57%
12	Home Depot, Inc.	A/A2	4	4,488	1.02%	435	1.56%
13	24 Hour Fitness Inc.	B/B2	7	3,963	0.90%	185	0.66%
14	Petco Animal Supplies, Inc.	B/B2	19	3,885	0.89%	224	0.80%
15	The Sports Authority	N/A/N/A	6	3,643	0.83%	230	0.82%
16	Hobby Lobby Stores, Inc.	N/A/N/A	7	3,529	0.81%	415	1.48%
17	Gap, Inc.	BB+/Baa2	12	3,235	0.74%	174	0.62%
18	Walmart Stores, Inc.	AA/Aa2	6	3,004	0.69%	453	1.62%
19	Ascena Retail Group	BB-/Ba2	25	2,827	0.64%	136	0.49%
20	Mattress Firm	B+/N/A	24	2,744	0.63%	89	0.32%
21	Starbucks Corporation	A-/A2	42	2,673	0.61%	66	0.23%
22	LA Fitness	B/B2	4	2,617	0.60%	133	0.48%
23	Michaels Stores, Inc.	N/A/B2	12	2,464	0.56%	208	0.74%
24	Barnes & Noble Inc.	N/A/N/A	6	2,447	0.56%	153	0.55%
25	Rite Aid	B/B2	10	2,299	0.52%	174	0.62%

	Grand Total		449	$124,415	28.40%	10,310	36.85%

(1)	Tenant Names:	DBA Names:
	The Kroger Co.	Kroger (13), Harris Teeter (7), Fry's Food (3), King Soopers (2), Food 4 Less (1), Ralph's (1), Smith's Food (1)
	T.J.X. Companies, Inc.	Marshalls (21), T.J. Maxx (15), Home Goods (7)
	Ross Stores, Inc.	Ross Dress for Less (32), dd's Discounts (1)
	Albertsons	Safeway (8), Randall's (4), Albertsons (3), Von's (2), United Supermarkets (1)
	Office Depot, Inc.	Office Depot (16), Office Max (9)
	Bed Bath & Beyond, Inc.	Bed Bath & Beyond (12), Cost Plus (6), buybuy BABY (2)
	Dollar Tree Stores, Inc.	Dollar Tree (38), Family Dollar (7), Deal$ (1), Greenbacks (1)
	Gap, Inc.	Old Navy (10), Gap (2)
	Walmart Stores, Inc.	Walmart Neighborhood Market (3), Walmart (2), Walmart Supercenter (1)
	Ascena Retail Group	Lane Bryant (9), Dressbarn (9), Justice (4), AnnTaylor (1), Catherines (1), Loft (1)
	Mattress Firm	Mattress Firm (21), Bedmart (1), Mattress Giant (1), Mattress Pro (1)
	Michaels Stores, Inc.	Michaels (10), Aaron Brothers (2)
(2)	Target owns and occupies 26 units not included above.

Weingarten Realty Investors
Portfolio Operating Information
(at pro rata share)
(in thousands, except percentages and leases)

Leasing Activity / Rent Growth
Signed Leases

	Comparable:				Number of Leases	Square Feet	New Rent $/SF	Prior Rent $/SF	TI's $/SF	Cash Change in Base Rent	Weighted Average Term (Years)

	All Leases
	Quarter Ended June 30, 2016				216	743	$19.75	$16.70	$9.78	18.2%
	Quarter Ended March 31, 2016				273	1,423	16.98	15.01	3.62	13.1%
	Quarter Ended December 31, 2015				206	682	21.28	18.05	8.71	17.9%
	Quarter Ended September 30, 2015				239	812	19.50	17.43	7.23	11.9%
	Rolling 12 months				934	3,660	$18.90	$16.46	$6.62	14.8%

	New Leases
	Quarter Ended June 30, 2016				59	211	$19.63	$15.16	$33.26	29.4%	8.5
	Quarter Ended March 31, 2016				54	145	28.21	20.94	35.13	34.7%	7.3
	Quarter Ended December 31, 2015				54	168	26.63	19.51	35.03	36.5%	9.4
	Quarter Ended September 30, 2015				73	227	21.57	18.19	25.58	18.6%	7.9
	Rolling 12 months				240	751	$23.44	$18.17	$31.70	29.0%	8.3

	Renewals
	Quarter Ended June 30, 2016				157	532	$19.80	$17.31	$0.47	14.4%
	Quarter Ended March 31, 2016				219	1,278	15.70	14.34	0.03	9.5%
	Quarter Ended December 31, 2015				152	514	19.53	17.58	0.13	11.1%
	Quarter Ended September 30, 2015				166	585	18.70	17.14	0.12	9.1%
	Rolling 12 months				694	2,909	$17.73	$16.02	$0.15	10.7%

	Comparable & Non-Comparable:
	Quarter Ended June 30, 2016				251	812
	Quarter Ended March 31, 2016				304	1,485
	Quarter Ended December 31, 2015				249	833
	Quarter Ended September 30, 2015				291	936
	Rolling 12 months				1,095	4,066

Lease
Expirations (1)

Assumes No Exercise of Renewal Options

	Anchor Tenants (2)				Non-Anchor Tenants				Total Tenants
Year	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)	Square Feet	Percent of Total Square Feet	In Place Min Rent PSF	Percent of Total Revenue (3)
M-T-M	72	0%	$31.86	1%	140	2%	$21.79	1%	212	1%	$25.23	1%
2016	118	1%	15.06	1%	560	6%	24.45	6%	678	3%	22.82	4%
2017	1,831	11%	11.65	11%	1,501	17%	24.79	16%	3,332	13%	17.57	14%
2018	2,371	14%	10.83	13%	1,427	16%	25.81	16%	3,798	15%	16.46	15%
2019	2,134	13%	10.62	12%	1,236	14%	26.24	14%	3,370	13%	16.35	13%
2020	2,177	13%	11.02	12%	1,239	14%	26.85	15%	3,416	13%	16.76	13%
2021 - 2026	6,034	36%	11.88	37%	2,571	29%	26.40	30%	8,605	34%	16.22	33%

(1)	Reflects in-place leases as of June 30, 2016.

(2)	Anchor tenants represent any tenant at least 10,000 square feet.

(3)	Revenue includes minimum base rent only.

Weingarten Realty Investors
Portfolio Operating Information (continued)
(at pro rata share)
(in thousands, except percentages)

Occupancy

	Quarter Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Signed Basis
Anchor (1)	97.7%	98.3%	98.2%	98.1%	98.7%
Non-Anchor	90.2%	90.0%	90.2%	90.2%	90.3%
Total Retail	94.9%	95.2%	95.2%	95.2%	95.6%
Other	90.0%	89.6%	85.4%	86.2%	87.9%
Total Signed	94.9%	95.2%	95.1%	95.1%	95.5%

Commenced Basis
Anchor (1)	96.6%	97.1%	96.7%	96.8%	97.3%
Non-Anchor	87.1%	87.5%	87.4%	87.4%	87.8%
Total Retail	93.1%	93.6%	93.3%	93.3%	93.8%
Other	86.8%	85.4%	85.4%	86.2%	87.9%
Total Commenced	93.0%	93.5%	93.2%	93.3%	93.7%

Same Property (2)
Signed Basis	95.9%	96.1%	96.3%	96.2%	96.3%
Commenced Basis	94.5%	94.7%	94.7%	94.4%	94.9%

Average Base Rents (3)

	Quarter Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Commenced Basis
Anchor (1)	$12.42	$12.40	$12.20	$12.07	$12.06
Non-Anchor	25.93	25.76	25.25	24.90	24.59
Total	$17.32	$17.23	$16.92	$16.70	$16.63

Same Property Net Operating Income Growth (4)

	Three Months Ended June 30,			Six Months Ended June 30,
	2016	2015	% Change	2016	2015	% Change
Revenue
Minimum Rent	$97,309	$93,844	3.7%	$193,716	$186,916	3.6%
Bad Debt (net of recoveries)	(87)	501	-117.4%	(636)	421	-251.1%
Percentage Rent	827	859	-3.7%	1,791	1,681	6.5%
Tenant Reimbursements	26,795	24,585	9.0%	52,890	49,561	6.7%
Other	680	596	14.1%	1,855	1,411	31.5%
	125,524	120,385	4.3%	249,616	239,990	4.0%
Expenses
Property Operating Expenses	19,777	18,613	6.3%	39,702	37,260	6.6%
Real Estate Taxes	15,773	14,650	7.7%	30,653	28,755	6.6%
	35,550	33,263	6.9%	70,355	66,015	6.6%
SPNOI	89,974	87,122	3.3%	179,261	173,975	3.0%

Redevelopment NOI (5)	5,791	5,072	14.2%	11,511	10,386	10.8%

SPNOI (Excl. Redevelopment)	$84,183	$82,050	2.6%	$167,750	$163,589	2.5%

(1)	Anchor tenants represent any tenant at least 10,000 square feet.

(2)	Same Property Occupancy includes operating centers that have been owned for the same comparable time duration.
Same Property excludes any new development, redevelopment, and any acquired or sold centers during the same time duration.

(3)	Average Base rent per Leased SF excludes ground leases.

(4)	Same Property NOI Growth includes the Company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries. It excludes the effect of lease cancellation income and straight-line rent adjustments and is reported on a cash basis.

(5)	Redevelopments include the properties listed on Page 12 and Brookwood Square Shopping Center which was completed in 2015.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(at pro rata share)
(in thousands, except percentages)

	Six Months Ended June 30,				Twelve Months Ended December 31,
	2016	%	2015	%	2015	%	2014	%	2013	%	2012	%
West Region
California	$35,681	18.1%	$33,565	17.8%	$66,900	17.4%	$66,510	17.2%	$63,885	16.7%	$59,163	15.0%
Washington	1,471	0.7%	1,574	0.8%	3,074	0.8%	2,925	0.8%	2,547	0.7%	2,048	0.5%
Oregon	830	0.4%	799	0.4%	1,603	0.4%	1,513	0.4%	1,565	0.4%	1,528	0.4%
Total West Region	37,982	19.2%	35,938	19.0%	71,577	18.6%	70,948	18.4%	67,997	17.8%	62,738	15.9%
Mountain Region
Arizona	$15,389	7.8%	$15,352	8.1%	$30,622	8.0%	$28,804	7.5%	$27,079	7.1%	$26,032	6.6%
Nevada	14,151	7.1%	15,073	7.9%	31,162	8.1%	30,238	7.8%	28,334	7.4%	30,094	7.6%
Colorado	6,986	3.5%	6,876	3.6%	13,961	3.6%	12,519	3.2%	11,393	3.0%	13,778	3.5%
New Mexico	1,341	0.7%	1,531	0.8%	3,006	0.8%	3,033	0.8%	4,500	1.2%	4,622	1.2%
Utah	1,176	0.6%	1,258	0.7%	2,428	0.6%	2,808	0.7%	3,458	0.9%	3,556	0.9%
Total Mountain Region	39,043	19.7%	40,089	21.1%	81,180	21.1%	77,401	20.0%	74,764	19.6%	78,082	19.8%
Central Region
Texas	$54,268	27.4%	$52,019	27.4%	$104,874	27.3%	$109,843	28.4%	$105,849	27.6%	$116,645	29.5%
Arkansas	893	0.5%	1,118	0.6%	2,055	0.5%	3,132	0.8%	3,266	0.9%	3,089	0.8%
Louisiana	436	0.2%	573	0.3%	1,094	0.3%	5,152	1.4%	10,387	2.7%	9,185	2.3%
Oklahoma	—	—%	260	0.1%	513	0.1%	632	0.2%	682	0.2%	921	0.2%
Missouri	—	—%	12	—%	—	—%	1,071	0.3%	1,123	0.3%	852	0.2%
Illinois	—	—%	—	—%	—	—%	—	—%	—	—%	2,464	0.6%
Kansas	—	—%	—	—%	—	—%	—	—%	—	—%	474	0.1%
Total Central Region	55,597	28.1%	53,982	28.4%	108,536	28.2%	119,830	31.1%	121,307	31.7%	133,629	33.7%
Mid-Atlantic Region
North Carolina	$11,448	5.8%	$10,188	5.5%	$21,116	5.5%	$20,602	5.3%	$23,123	6.0%	$25,074	6.3%
Georgia	10,968	5.6%	10,139	5.3%	20,815	5.4%	19,080	4.9%	20,340	5.3%	19,767	5.0%
Tennessee	4,127	2.1%	4,238	2.2%	8,480	2.2%	8,152	2.1%	6,903	1.8%	7,770	2.0%
Kentucky	3,442	1.7%	3,659	1.9%	7,352	1.9%	7,554	2.0%	7,324	1.9%	7,050	1.8%
Virginia	2,650	1.3%	2,285	1.2%	2,842	0.7%	334	0.1%	—	0.0%	1,805	0.5%
Maryland	2,473	1.2%	847	0.4%	4,695	1.2%	4,025	1.0%	2,965	0.8%	1,063	0.3%
Maine	—	—%	157	0.1%	—	—%	—	—%	—	—%	40	—%
South Carolina	—	—%	—	—%	290	0.1%	277	0.1%	273	0.1%	265	0.1%
Total Mid-Atlantic Region	35,108	17.7%	31,513	16.6%	65,590	17.1%	60,023	15.5%	60,927	15.9%	62,833	16.0%
Southeast Region
Florida	$30,182	15.3%	$28,275	14.9%	$57,300	15.0%	$58,029	15.0%	$57,443	15.0%	$57,620	14.6%
Total Southeast Region	30,182	15.3%	28,275	14.9%	57,300	15.0%	58,029	15.0%	57,443	15.0%	57,620	14.6%
Total Net Operating Income	$197,912	100.0%	$189,797	100.0%	$384,184	100.0%	$386,231	100.0%	$382,438	100.0%	$394,902	100.0%

(1) The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 15% to 75% except for the operations of downreit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of June 30, 2016

		Gross Leasable Area
ALL PROPERTIES BY STATE	# of Properties	WRI Owned	Joint Venture Share	Owned by Other	Total

Arizona	22	2,245,792	93,345	1,628,384	3,967,521
Arkansas	1	180,200	—	—	180,200
California	28	4,110,467	52,614	959,909	5,122,990
Colorado	8	1,065,894	243,577	1,036,338	2,345,809
Florida	32	4,424,186	1,661,089	1,267,591	7,352,865
Georgia	14	1,647,563	137,071	897,264	2,681,898
Kentucky	4	636,628	—	127,614	764,242
Louisiana	2	244,342	107,974	9,200	361,516
Maryland	2	103,374	—	—	103,374
Nevada	11	1,913,941	—	1,596,766	3,510,707
New Mexico	1	112,666	—	27,330	139,996
North Carolina	16	1,948,225	—	790,167	2,738,392
Oregon	3	119,871	90,777	66,276	276,924
Tennessee	5	696,905	—	154,340	851,245
Texas	69	7,816,419	2,546,385	2,695,431	13,058,237
Utah	2	309,330	—	134,576	443,906
Virginia	1	250,812	—	—	250,812
Washington	5	154,654	323,946	78,782	557,382
Total	226	27,981,269	5,256,778	11,469,968	44,708,016

Footnotes for detail property listing
(1) Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2) Denotes property currently under development.
(3) Denotes properties that are not consolidated for SEC reporting purposes.
(4) Denotes single tenant retail property.
(5) Denotes Hilltop Village Center 50/50 Joint Venture with 100% funding by WRI.
( ) Retailers in parenthesis are not a part of the owned property.
Notes: Square feet is reflective of area available to be leased. Average Base Rent per Leased SF excludes ground leases.

Weingarten Realty Investors
Property Listing
As of June 30, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating Properties
Arizona
Mohave Crossroads	Lake Havasu City-Kingman, AZ		100.0%		182,168	383,792	12.19	79.1%		(Target), (Kohl's), PetSmart, Bed Bath & Beyond, Ross Dress for Less, 99 Cents Only
Arrowhead Festival Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		29,834	194,309	27.06	79.1%		(Sports Authority), (Toys “R” Us), (Bed Bath & Beyond)
Broadway Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		82,757	87,379	14.15	88.5%		Office Max, Ace Hardware
Camelback Village Square	Phoenix-Mesa-Scottsdale, AZ		100.0%		132,731	240,951	13.45	96.9%	Fry’s Supermarket	Office Max
Desert Village Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		101,685	107,071	22.46	96.3%	AJ Fine Foods	CVS
Fountain Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		113,536	305,588	9.69	96.2%	Fry’s Supermarket	Dollar Tree, (Lowe's)
Laveen Village Marketplace	Phoenix-Mesa-Scottsdale, AZ		100.0%		39,763	318,805	28.87	100.0%	(Fry’s Supermarket)	(Home Depot)
Monte Vista Village Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		45,751	108,551	24.21	94.2%	(Safeway)
Palmilla Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		103,568	178,219	18.72	98.7%	(Fry’s Supermarket)	Office Max, PetSmart, Dollar Tree
Phoenix Office Building	Phoenix-Mesa-Scottsdale, AZ		100.0%		21,122	21,122	N/A	100.0%		Weingarten Realty Regional Office, Endurance Rehab
Pueblo Anozira Shopping Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		157,607	157,607	15.07	96.2%	Fry’s Supermarket	Petco, Dollar Tree
Raintree Ranch Center	Phoenix-Mesa-Scottsdale, AZ		100.0%		129,822	133,020	26.45	100.0%	Whole Foods
Red Mountain Gateway	Phoenix-Mesa-Scottsdale, AZ		100.0%		69,213	199,013	15.43	94.4%		(Target), Bed Bath & Beyond, Famous Footwear
Scottsdale Horizon	Phoenix-Mesa-Scottsdale, AZ		100.0%		155,093	155,093	17.56	98.3%	Safeway	CVS
Squaw Peak Plaza	Phoenix-Mesa-Scottsdale, AZ		100.0%		60,728	60,728	18.11	96.6%	Sprouts Farmers Market
Summit at Scottsdale	Phoenix-Mesa-Scottsdale, AZ		51.0%	(1)(3)	97,154	322,999	16.52	97.6%	Safeway	(Target), CVS, OfficeMax, PetSmart
The Shoppes at Parkwood Ranch	Phoenix-Mesa-Scottsdale, AZ		100.0%		92,626	106,738	12.70	95.4%		Hobby Lobby, Dollar Tree
Entrada de Oro Plaza Shopping Center	Tucson, AZ		100.0%		88,665	109,075	18.71	96.6%	Walmart Neighborhood Market
Madera Village Shopping Center	Tucson, AZ		100.0%		96,697	106,858	12.51	99.0%	Safeway	Dollar Tree
Oracle Crossings	Tucson, AZ		100.0%		251,194	261,194	18.05	96.0%	Sprouts Farmers Market	Kohl's, Home Goods
Oracle Wetmore Shopping Center	Tucson, AZ		100.0%		150,150	343,278	24.74	98.7%		(Home Depot), (Nordstrom Rack), Jo Ann Fabric, Cost Plus, PetSmart, Walgreens, Ulta Beauty
Shoppes at Bears Path	Tucson, AZ		100.0%		43,928	66,131	17.62	77.0%		(CVS Drug)
Arizona Total:	# of Properties:	22			2,245,792	3,967,521	17.26	94.8%
Arkansas
Markham West Shopping Center	Little Rock-North Little Rock-Conway, AR		100.0%		180,200	180,200	10.60	100.0%		Academy, Office Depot, Michaels, Dollar Tree
Arkansas Total:	# of Properties:	1			180,200	180,200	10.60	100.0%
California
8000 Sunset Strip Shopping Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		169,797	169,797	41.64	100.0%	Trader Joe's	Crunch, Sundance Cinemas, CB2
Buena Vista Marketplace	Los Angeles-Long Beach-Anaheim, CA		100.0%		91,846	91,846	30.53	98.0%	Smart & Final Stores	Dollar Tree
Centerwood Plaza	Los Angeles-Long Beach-Anaheim, CA		100.0%		75,486	75,486	15.20	100.0%	Superior Grocers	Dollar Tree
The Westside Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		36,540	36,540	42.75	86.8%		Guitar Center
Westminster Center	Los Angeles-Long Beach-Anaheim, CA		100.0%		417,567	440,437	18.67	96.5%	Albertsons	Home Depot, Ross Dress for Less, Petco, Rite Aid, Dollar Tree, 24 Hour Fitness

Weingarten Realty Investors
Property Listing
As of June 30, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Hallmark Town Center	Madera, CA		100.0%		85,066	98,359	13.54	96.4%	Food 4 Less
Marshall's Plaza	Modesto, CA		100.0%		78,752	85,952	15.33	88.0%		Marshalls, Dress Barn, Guitar Center
Chino Hills Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		310,913	310,913	21.89	92.8%	Smart & Final Stores	Dollar Tree, 24 Hour Fitness, Rite Aid
Jess Ranch Marketplace	Riverside-San Bernardino-Ontario, CA		100.0%		208,656	307,826	19.48	97.3%	(Winco Foods)	Burlington Coat Factory, PetSmart, Rite Aid, Big 5
Jess Ranch Marketplace Phase III	Riverside-San Bernardino-Ontario, CA		100.0%		184,809	194,342	21.14	97.0%	(Winco Foods)	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness
Menifee Town Center	Riverside-San Bernardino-Ontario, CA		100.0%		124,431	258,734	17.03	100.0%	Ralph's	Ross Dress for Less, Dollar Tree
Stoneridge Town Centre	Riverside-San Bernardino-Ontario, CA		67.0%	(1)(3)	106,821	434,450	23.36	74.6%	(Super Target)	(Kohl's)
Discovery Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		89,548	93,398	17.58	93.9%	Bel Air Market
Prospector's Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		243,907	252,521	19.32	93.4%	SaveMart	Kmart, CVS, Ross Dress for Less
Summerhill Plaza	Sacramento--Roseville--Arden-Arcade, CA		100.0%		133,318	133,318	11.23	89.9%	Raley’s	Dollar Tree
Valley Shopping Center	Sacramento--Roseville--Arden-Arcade, CA		100.0%		98,240	101,640	20.14	30.5%
El Camino Promenade	San Diego-Carlsbad, CA		100.0%		129,676	129,676	25.30	98.0%		T.J. Maxx, Staples, Dollar Tree
Rancho San Marcos Village	San Diego-Carlsbad, CA		100.0%		120,368	134,628	20.34	97.2%	Vons	24 Hour Fitness
San Marcos Plaza	San Diego-Carlsbad, CA		100.0%		35,880	81,086	34.59	84.4%	(Albertsons)
580 Market Place	San Francisco-Oakland-Hayward, CA		100.0%		100,097	100,097	30.51	100.0%	Safeway	24 Hour Fitness, Petco
Gateway Plaza	San Francisco-Oakland-Hayward, CA		100.0%		194,601	352,690	22.56	97.7%	Raley’s	24 Hour Fitness
Greenhouse Marketplace	San Francisco-Oakland-Hayward, CA		100.0%		146,658	236,427	21.66	84.1%	(Safeway)	(CVS), Jo-Ann Fabrics, 99 Cents Only, Factory 2 U, Petco
Cambrian Park Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		170,714	170,714	22.22	65.9%		Beverages & More, Dollar Tree
Silver Creek Plaza	San Jose-Sunnyvale-Santa Clara, CA		100.0%		132,925	202,820	26.05	96.5%	Safeway	Walgreens, (Orchard Supply)
Freedom Centre	Santa Cruz-Watsonville, CA		100.0%		150,865	150,865	15.15	100.0%	Safeway	Rite Aid, Big Lots
Stony Point Plaza	Santa Rosa, CA		100.0%		194,569	200,011	14.61	100.0%	Food Maxx	Ross Dress for Less, Fallas Paredes
Creekside Center	Vallejo-Fairfield, CA		100.0%		115,991	115,991	20.17	92.9%	Raley’s
Southampton Center	Vallejo-Fairfield, CA		100.0%		162,426	162,426	19.97	97.3%	Raley’s	Ace Hardware, Dollar Tree
California Total:	# of Properties:	28			4,110,467	5,122,990	21.37	92.4%
Colorado
Aurora City Place	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	180,478	542,956	15.77	96.9%	(Super Target)	Sports Authority, Barnes & Noble, Ross Dress For Less, PetSmart
Cherry Creek Retail Center	Denver-Aurora-Lakewood, CO		100.0%		78,148	272,658	25.95	100.0%	(Super Target)	Sports Authority, PetSmart
CityCenter Englewood	Denver-Aurora-Lakewood, CO		100.0%		217,803	307,803	15.51	90.5%		(Walmart), Ross Dress for Less, Petco, Office Depot, 24 Hour Fitness
Crossing at Stonegate	Denver-Aurora-Lakewood, CO		100.0%		109,079	109,079	17.43	100.0%	King Sooper’s
Edgewater Marketplace	Denver-Aurora-Lakewood, CO		100.0%		144,553	270,548	12.03	100.0%	King Sooper's	Ace Hardware, (Target)
Green Valley Ranch - AutoZone	Denver-Aurora-Lakewood, CO		100.0%	(4)	7,381	7,381		100.0%	(King Sooper’s)
Green Valley Ranch Towne Center	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	24,750	107,500	22.53	100.0%	(King Sooper’s)
Lowry Town Center	Denver-Aurora-Lakewood, CO		50.0%	(1)(3)	38,349	129,398	27.02	100.0%	(Albertsons)
River Point at Sheridan	Denver-Aurora-Lakewood, CO		100.0%		265,353	598,486	14.71	96.5%		(Target), (Costco), Regal Cinema, Michaels, Conn's
Colorado Total:	# of Properties:	8			1,065,894	2,345,809	16.67	96.7%

Weingarten Realty Investors
Property Listing
As of June 30, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Florida
Argyle Village Shopping Center	Jacksonville, FL		100.0%		306,469	306,469	11.24	97.8%	Publix	Bed Bath & Beyond, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels
Atlantic West	Jacksonville, FL		50.0%	(1)(3)	42,284	180,578	13.66	100.0%	(Walmart Supercenter)	T.J. Maxx, Dollar Tree, Shoe Carnival, (Kohl's)
Epic Village St. Augustine	Jacksonville, FL		70.0%	(1)	8,542	64,180	15.64	86.6%		(Epic Theaters)
Kernan Village	Jacksonville, FL		50.0%	(1)(3)	42,579	288,780	16.21	98.4%	(Walmart Supercenter)	Ross Dress for Less, Petco
Boca Lyons Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		117,423	117,423	21.93	97.3%	4th Generation Market	Ross Dress for Less
Deerfield	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		399,071	399,071	12.95	95.0%	Publix	T.J. Maxx, Marshalls, Cinépolis, YouFit, Ulta
Embassy Lakes Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		131,723	179,937	13.81	94.1%	Winn Dixie	Tuesday Morning, Dollar Tree
Flamingo Pines	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	25,373	148,840	17.81	94.6%	Publix
Flamingo Pines Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		139,462	266,761	22.98	90.8%	(Walmart Supercenter)	U.S. Post Office, Florida Technical College
Hollywood Hills Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	72,284	405,145	20.58	99.1%	Publix	Target, CVS
Northridge	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	46,720	236,628	17.87	100.0%	Publix	Petco, Ross Dress for Less, Dollar Tree
Pembroke Commons	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	59,585	318,184	15.11	100.0%	Publix	Marshalls, Office Depot, LA Fitness, Dollar Tree
Sea Ranch Centre	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		98,959	98,959	17.48	92.8%	Publix	CVS, Dollar Tree
Sunrise West Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		25.0%	(1)(3)	19,080	84,597	14.87	91.1%	Publix
Tamiami Trail Shops	Miami-Fort Lauderdale-West Palm Beach, FL		20.0%	(1)(3)	22,173	132,564	16.77	96.0%	Publix	CVS
TJ Maxx Plaza	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		161,429	161,429	16.39	95.2%	Winn Dixie	T.J. Maxx, Dollar Tree
Vizcaya Square Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		110,081	110,081	16.41	98.1%	Winn Dixie
Wellington Green Commons	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		98,774	98,774	26.12	100.0%	Whole Foods Market
Wellington Green Pad Sites	Miami-Fort Lauderdale-West Palm Beach, FL		100.0%		15,580	38,080	30.59	100.0%	Whole Foods Market
Clermont Landing	Orlando-Kissimmee-Sanford, FL		65.1%	(1)(3)	114,951	346,293	17.33	100.0%		(J.C. Penney), (Epic Theater), T.J. Maxx, Ross Dress for Less, Michaels
Colonial Plaza	Orlando-Kissimmee-Sanford, FL		100.0%		498,894	498,894	14.50	98.3%		Staples, Ross Dress for Less, Marshalls, Old Navy, Stein Mart, Barnes & Noble, Petco, Big Lots, Hobby Lobby
Marketplace at Seminole Towne	Orlando-Kissimmee-Sanford, FL		100.0%		318,623	500,536	15.54	99.3%	(Super Target)	Marshalls, Ross Dress for Less, Old Navy, Sports Authority, Petco
Phillips Crossing	Orlando-Kissimmee-Sanford, FL		100.0%		145,644	145,644	27.91	100.0%	Whole Foods	Golf Galaxy, Michaels
Shoppes of South Semoran	Orlando-Kissimmee-Sanford, FL		100.0%		101,611	101,611	12.31	100.0%	Walmart Neighborhood Market	Dollar Tree
The Marketplace at Dr. Phillips	Orlando-Kissimmee-Sanford, FL		20.0%	(1)(3)	65,368	326,839	23.67	99.8%	Publix	Stein Mart, Home Goods, Morton's of Chicago, Office Depot
Winter Park Corners	Orlando-Kissimmee-Sanford, FL		100.0%		102,382	102,382	21.51	100.0%	Whole Foods Market
Pineapple Commons	Port St. Lucie, FL		20.0%	(1)(3)	51,019	269,451	15.62	100.0%		Ross Dress for Less, Best Buy, PetSmart, Marshalls, (CVS)
Countryside Centre	Tampa-St. Petersburg-Clearwater, FL		100.0%		245,801	245,801	14.50	93.9%		T.J. Maxx, Home Goods, Dick's Sporting Goods, Ross Dress for Less
East Lake Woodlands	Tampa-St. Petersburg-Clearwater, FL		20.0%	(1)(3)	20,886	104,431	13.36	100.0%	Walmart Neighborhood Market	Walgreens
Largo Mall	Tampa-St. Petersburg-Clearwater, FL		100.0%		376,938	610,025	17.11	95.5%	(Safeway)	Bealls, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, (Target)
Palms of Carrollwood	Tampa-St. Petersburg-Clearwater, FL		100.0%		150,623	150,623	14.56	95.5%	The Fresh Market	Bed Bath & Beyond, Petco
Sunset 19 Shopping Center	Tampa-St. Petersburg-Clearwater, FL		100.0%		276,955	276,955	14.49	86.7%		Bed Bath & Beyond, Staples, Barnes & Noble, Sports Authority, Old Navy
Whole Foods @ Carrollwood	Tampa-St. Petersburg-Clearwater, FL		100.0%	(4)	36,900	36,900	N/A	100.0%	Whole Foods Market
Florida Total:	# of Properties:	32			4,424,186	7,352,865	16.45	96.4%

Weingarten Realty Investors
Property Listing
As of June 30, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Georgia
Brookwood Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		199,594	397,295	19.19	100.0%	(Super Target)	Home Depot, Bed Bath & Beyond, Office Max
Brookwood Square Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		181,333	181,333	13.05	87.2%		Marshalls, LA Fitness
Brownsville Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		27,747	81,913	20.45	79.5%	(Kroger)
Camp Creek Marketplace II	Atlanta-Sandy Springs-Roswell, GA		100.0%		196,283	228,003	14.45	100.0%		DSW, LA Fitness, Shopper's World, American Signature
Dallas Commons Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		25,158	95,262	24.62	95.5%	(Kroger)
Grayson Commons	Atlanta-Sandy Springs-Roswell, GA		100.0%		76,611	76,611	14.52	88.5%	Kroger
Lakeside Marketplace	Atlanta-Sandy Springs-Roswell, GA		100.0%		137,693	332,889	16.28	100.0%	(Super Target)	Ross Dress for Less, Petco
Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	20,586	102,931	12.95	100.0%		buybuy BABY, Ross Dress for Less, Party City
Perimeter Village	Atlanta-Sandy Springs-Roswell, GA		100.0%		381,738	381,738	20.65	99.2%	Walmart Supercenter	Cost Plus World Market, DSW, Hobby Lobby
Publix at Princeton Lakes	Atlanta-Sandy Springs-Roswell, GA		20.0%	(1)(3)	13,681	72,207	17.35	100.0%	Publix
Reynolds Crossing	Atlanta-Sandy Springs-Roswell, GA		100.0%		45,758	115,983	25.37	96.7%	(Kroger)
Roswell Corners	Atlanta-Sandy Springs-Roswell, GA		100.0%		136,622	318,387	19.25	97.9%	(Super Target), Fresh Market	T.J. Maxx
Roswell Crossing Shopping Center	Atlanta-Sandy Springs-Roswell, GA		100.0%		201,759	201,759	15.30	97.8%	Trader Joe's	Office Max, PetSmart, Walgreens
Thompson Bridge Commons	Gainesville, GA		100.0%	(4)	3,000	95,587	N/A	100.0%	(Kroger)
Georgia Total:	# of Properties:	14			1,647,563	2,681,898	17.02	96.9%
Kentucky
Millpond Center	Lexington-Fayette, KY		100.0%		124,498	151,498	10.35	90.2%	Kroger
Regency Centre	Lexington-Fayette, KY		100.0%		145,061	191,105	13.84	87.8%	(Kroger)	T.J. Maxx, Michaels
Tates Creek Centre	Lexington-Fayette, KY		100.0%		198,372	203,532	14.06	96.8%	Kroger	Rite Aid
Festival on Jefferson Court	Louisville/Jefferson County, KY-IN		100.0%		168,697	218,107	13.41	94.1%	Kroger	(PetSmart), (T.J. Maxx), Staples, Party City
Kentucky Total:	# of Properties:	4			636,628	764,242	13.17	92.7%
Louisiana
K-Mart Plaza	Lake Charles, LA		50.0%	(1)(3)	107,974	225,148	9.64	100.0%	Albertsons	Kmart, Planet Fitness
Danville Plaza Shopping Center	Monroe, LA		100.0%		136,368	136,368	5.92	85.3%	County Market	Citi Trends, Surplus Warehouse
Louisiana Total:	# of Properties:	2			244,342	361,516	6.40	91.8%
Maryland
Pike Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%		80,841	80,841	59.99	100.0%		Pier 1, DXL Mens Apparel
Maryland Total:	# of Properties:	1			80,841	80,841	59.99	100.0%
Nevada
Best in the West	Las Vegas-Henderson-Paradise, NV		100.0%		428,066	428,066	17.07	100.0%		Best Buy, T. J. Maxx, Sports Authority, Babies "R" Us, Bed Bath & Beyond, Petsmart, Office Depot
Charleston Commons Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		332,298	366,952	16.90	98.3%	Walmart	Ross Dress for Less, Office Max, 99 Cents Only, PetSmart
College Park Shopping Center	Las Vegas-Henderson-Paradise, NV		100.0%		167,654	195,367	12.52	94.6%	El Super	Factory 2 U, CVS
Decatur 215	Las Vegas-Henderson-Paradise, NV		100.0%		112,678	339,720	14.38	100.0%	(WinCo Foods)	(Target), Hobby Lobby, Ross Dress for Less

Weingarten Realty Investors
Property Listing
As of June 30, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Eastern Horizon	Las Vegas-Henderson-Paradise, NV		100.0%		65,817	356,673	22.74	93.8%	Trader Joe's, (Kmart)
Francisco Center	Las Vegas-Henderson-Paradise, NV		100.0%		116,973	148,815	12.55	68.5%	La Bonita Grocery	(Ross Dress for Less)
Paradise Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		78,077	152,672	18.95	89.1%	(Smith’s Food)	Dollar Tree
Rancho Towne & Country	Las Vegas-Henderson-Paradise, NV		100.0%		84,711	161,837	12.95	100.0%	Smith’s Food
Tropicana Beltway Center	Las Vegas-Henderson-Paradise, NV		100.0%		246,483	617,821	18.10	94.5%	(Walmart Supercenter)	(Lowe’s), Ross Dress for Less, PetSmart, Office Depot, 99 Cents Only
Tropicana Marketplace	Las Vegas-Henderson-Paradise, NV		100.0%		69,429	144,571	20.98	83.1%	(Smith’s Food)	Family Dollar
Westland Fair	Las Vegas-Henderson-Paradise, NV		100.0%		211,755	598,213	17.36	94.7%	(Walmart Supercenter)	(Lowe’s), PetSmart, Office Depot, Michaels
Nevada Total:	# of Properties:	11			1,913,941	3,510,707	16.63	94.7%
New Mexico
North Towne Plaza	Albuquerque, NM		100.0%		112,666	139,996	22.16	99.0%	Whole Foods Market	Home Goods
New Mexico Total:	# of Properties:	1			112,666	139,996	22.16	99.0%
North Carolina
Galleria Shopping Center	Charlotte-Concord-Gastonia, NC-SC		100.0%		117,102	324,704	16.70	92.3%	(Walmart Supercenter)	Off Broadway Shoes
Whitehall Commons	Charlotte-Concord-Gastonia, NC-SC		100.0%		42,183	444,803	26.26	100.0%	(Walmart Supercenter), (Publix)	(Lowe's)
Bull City Market	Durham-Chapel Hill, NC		100.0%		40,875	40,875	19.02	96.2%	Whole Foods Market
Hope Valley Commons	Durham-Chapel Hill, NC		100.0%		81,371	81,371	25.91	96.7%	Harris Teeter
Avent Ferry Shopping Center	Raleigh, NC		100.0%		119,652	119,652	17.63	94.9%	Food Lion	Family Dollar
Capital Square	Raleigh, NC		100.0%		143,063	143,063	7.44	98.8%	Food Lion
Falls Pointe Shopping Center	Raleigh, NC		100.0%		112,199	198,549	17.38	100.0%	Harris Teeter	(Kohl’s)
High House Crossing	Raleigh, NC		100.0%		90,155	90,155	14.95	100.0%	Harris Teeter
Leesville Towne Centre	Raleigh, NC		100.0%		127,106	127,106	19.82	96.9%	Harris Teeter	Rite Aid
Northwoods Shopping Center	Raleigh, NC		100.0%		77,802	77,802	11.84	89.5%	Walmart Neighborhood Market	Dollar Tree
Six Forks Shopping Center	Raleigh, NC		100.0%		467,914	467,914	11.41	100.0%	Food Lion	Kmart, Home Depot, Bed Bath & Beyond, PetSmart
Stonehenge Market	Raleigh, NC		100.0%		188,437	188,437	13.65	98.8%	Harris Teeter	Stein Mart, Rite Aid
Wake Forest Crossing I	Raleigh, NC		100.0%		87,654	87,654	13.30	98.6%	Lowes Foods	(Kohl's), T.J. Maxx, Michaels, Ross Dress for Less, Petco
Surf City Crossing	Wilmington, NC		100.0%		63,016	63,016	20.64	93.2%	Harris Teeter
Waterford Village	Wilmington, NC		100.0%		89,483	89,483	21.08	98.4%	Harris Teeter
North Carolina Total:	# of Properties:	15			1,848,012	2,544,584	14.86	97.7%
Oregon
Clackamas Square	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	14,790	140,227	18.84	77.9%	(Winco Foods)	T.J. Maxx
Oak Grove Market Center	Portland-Vancouver-Hillsboro, OR-WA		100.0%		97,177	97,177	14.10	98.0%	Safeway
Raleigh Hills Plaza	Portland-Vancouver-Hillsboro, OR-WA		20.0%	(1)(3)	7,904	39,520	26.09	100.0%	New Seasons Market	Walgreens
Oregon Total:	# of Properties:	3			119,871	276,924	15.41	95.6%

Weingarten Realty Investors
Property Listing
As of June 30, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Tennessee
Bartlett Towne Center	Memphis, TN-MS-AR		100.0%		192,624	192,624	11.99	98.2%	Kroger	Petco, Dollar Tree, Shoe Carnival
Highland Square	Memphis, TN-MS-AR		100.0%	(4)	14,490	14,490	N/A	100.0%		Walgreens
Mendenhall Commons	Memphis, TN-MS-AR		100.0%		88,108	88,108	11.57	97.4%	Kroger
Ridgeway Trace	Memphis, TN-MS-AR		100.0%		172,887	310,627	21.41	97.8%		(Target), Best Buy, Sports Authority, PetSmart
The Commons at Dexter Lake	Memphis, TN-MS-AR		100.0%		166,958	178,558	9.52	94.2%	Kroger	Stein Mart, Marshalls, HomeGoods
The Commons at Dexter Lake II	Memphis, TN-MS-AR		100.0%		61,838	66,838	14.31	97.4%	Kroger	Stein Mart, Marshalls, HomeGoods
Tennessee Total:	# of Properties:	5			696,905	851,245	13.84	97.0%
Texas
Bell Plaza	Amarillo, TX		15.0%	(1)	19,595	130,631	15.43	80.5%	United Supermarkets	Dollar Tree
Mueller Regional Retail Center	Austin-Round Rock, TX		100.0%		351,099	351,099	16.49	98.1%		Marshalls, PetSmart, Bed Bath & Beyond, Home Depot, Best Buy
North Park Plaza	Beaumont-Port Arthur, TX		50.0%	(1)(3)	69,963	302,460	17.53	90.3%		(Target), (Toys “R” Us), Spec's, Kirkland's
North Towne Plaza	Brownsville-Harlingen, TX		100.0%		36,000	153,000	17.03	43.3%		(Lowe's)
Rock Prairie Marketplace	College Station-Bryan, TX		100.0%	(4)	4,683	4,683	N/A	100.0%
Moore Plaza	Corpus Christi, TX		100.0%		371,443	599,415	15.65	98.6%	(H-E-B)	Office Depot, Marshalls, (Target), Old Navy, Hobby Lobby, Stein Mart
Gateway Station	Dallas-Fort Worth-Arlington, TX		70.0%	(1)	56,766	81,095	11.63	87.2%		Conn's
Horne Street Market	Dallas-Fort Worth-Arlington, TX		100.0%		10,000	52,267	30.00	77.8%		(24 Hour Fitness)
Overton Park Plaza	Dallas-Fort Worth-Arlington, TX		100.0%		353,431	463,431	15.14	87.8%	Sprouts Farmers Market	PetSmart, T.J. Maxx, (Home Depot), Goody Goody Wines, buybuy BABY
Preston Shepard Place	Dallas-Fort Worth-Arlington, TX		20.0%	(1)(3)	72,667	363,337	17.99	89.3%		Stein Mart, Nordstrom, Marshalls, Office Depot, Petco, Golfsmith
10-Federal Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	19,871	132,472	9.00	100.0%	Sellers Bros.	Palais Royal, Harbor Freight Tools
1919 North Loop West	Houston-The Woodlands-Sugar Land, TX		100.0%		138,028	138,028	N/A	79.8%		State of Texas
1935 West Gray	Houston-The Woodlands-Sugar Land, TX		100.0%	(4)	7,980	7,980	N/A	100.0%		Pier 1
Alabama Shepherd Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		59,120	59,120	21.85	100.0%		PetSmart
Baybrook Gateway	Houston-The Woodlands-Sugar Land, TX		100.0%		240,537	240,537	17.53	75.4%		Ashley Furniture, Cost Plus World Market, Barnes & Noble, Michaels
Bellaire Blvd. Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		37,699	43,891	28.12	100.0%	Randall’s
Blalock Market at I-10	Houston-The Woodlands-Sugar Land, TX		100.0%		97,277	97,277	16.52	100.0%	99 Ranch Market
Braeswood Square Shopping Center	Houston-The Woodlands-Sugar Land, TX		100.0%		104,778	104,778	13.81	98.3%	Belden’s	Walgreens
Broadway Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	11,191	74,604	8.44	100.0%		Big Lots, Family Dollar
Citadel Building	Houston-The Woodlands-Sugar Land, TX		100.0%		121,000	121,000	N/A	100.0%		Weingarten Realty Investors Corporate Office
Cullen Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	12,678	84,517	11.80	100.0%	Fiesta	Family Dollar
Cypress Pointe	Houston-The Woodlands-Sugar Land, TX		100.0%		186,721	283,381	10.00	97.6%	Kroger	Babies “R” Us
Fiesta Market Place	Houston-The Woodlands-Sugar Land, TX		15.0%	(1)	4,537	30,249	8.81	100.0%	Fiesta
Galveston Place	Houston-The Woodlands-Sugar Land, TX		100.0%		210,370	210,370	11.49	99.5%	Randall’s	Office Depot, Palais Royal, Spec's

Weingarten Realty Investors
Property Listing
As of June 30, 2016

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Glenbrook Square Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	11,684	77,890	9.42	90.1%	Kroger
Griggs Road Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	12,014	80,091	9.97	85.8%		99 Cents Only, Family Dollar, Citi Trends
Harrisburg Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	14,016	93,438	26.00	94.7%		dd's Discount
HEB - Dairy Ashford & Memorial	Houston-The Woodlands-Sugar Land, TX	100.0%	(4)	36,874	36,874	N/A	100.0%	H-E-B
Heights Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		71,277	71,277	9.07	97.1%	Kroger
Humblewood Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		180,226	279,226	18.07	86.6%		Conn’s, Walgreens, (Michaels), (DSW)
I45/Telephone Rd.	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	25,740	171,599	12.69	100.0%	Sellers Bros.	Famsa, Fallas Paredes, Harbor Freight Tools
Lawndale Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	7,819	52,127	10.63	93.4%		LaMichoacana Meat Market, Family Dollar, 99 Cents Only
League City Plaza	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	19,452	129,681	12.97	90.0%	Kroger
Little York Plaza Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	17,082	113,878	9.59	96.0%	Sellers Bros.	Fallas Paredes
Lyons Avenue Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	10,144	67,629	8.13	100.0%	Fiesta	Fallas Paredes
Market at Town Center - Sugarland	Houston-The Woodlands-Sugar Land, TX	100.0%		388,865	388,865	20.17	95.6%		Old Navy, Home Goods, Marshalls, Ross Dress for Less, Nordstrom Rack, Saks Fifth Avenue OFF 5TH
Market at Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		84,084	84,084	21.65	94.6%	Whole Foods Market
Northbrook Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		174,181	174,181	15.83	89.6%	Randall’s	Office Depot, Citi Trends, Dollar Tree
Oak Forest Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		154,256	154,256	16.38	98.3%	Kroger	Ross Dress for Less, Dollar Tree, Petsmart
Randalls Center/Kings Crossing	Houston-The Woodlands-Sugar Land, TX	100.0%		126,397	126,397	17.59	99.5%	Randall’s	CVS
Richmond Square	Houston-The Woodlands-Sugar Land, TX	100.0%		92,356	92,356	26.31	100.0%		Best Buy, Cost Plus
River Oaks Shopping Center - East	Houston-The Woodlands-Sugar Land, TX	100.0%		71,265	71,265	13.61	100.0%	Kroger
River Oaks Shopping Center - West	Houston-The Woodlands-Sugar Land, TX	100.0%		247,673	247,673	35.03	93.5%	Kroger	Barnes & Noble, Talbots, Ann Taylor, GAP, JoS. A. Bank
Shoppes at Memorial Villages	Houston-The Woodlands-Sugar Land, TX	100.0%		184,354	184,354	11.56	96.5%		Rexel
Shops at Kirby Drive	Houston-The Woodlands-Sugar Land, TX	100.0%		10,000	55,460	31.62	100.0%		(Toys R Us), Freebirds Burrito
Shops at Three Corners	Houston-The Woodlands-Sugar Land, TX	70.0%	(1)	172,873	277,603	14.15	95.1%	Fiesta	Ross Dress for Less, PetSmart, Office Depot, Big Lots
Southgate Shopping Center	Houston-The Woodlands-Sugar Land, TX	15.0%	(1)	18,668	124,454	10.64	90.6%	Food-A-Rama	CVS, Family Dollar, Palais Royal
Stella Link Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		70,087	70,087	10.04	38.7%		Spec’s
The Centre at Post Oak	Houston-The Woodlands-Sugar Land, TX	100.0%		183,940	183,940	33.94	97.6%		Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack, Arhaus
Tomball Marketplace	Houston-The Woodlands-Sugar Land, TX	100.0%		143,911	301,732	17.09	97.0%		(Academy), (Kohl's), Ross Dress For Less, Marshalls
Village Plaza at Bunker Hill	Houston-The Woodlands-Sugar Land, TX	57.8%	(1)(3)	283,399	490,734	24.72	100.0%	H-E-B	PetSmart, Babies "R" Us, Academy, Nordstrom Rack
Westchase Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		221,182	349,901	16.31	100.0%	Whole Foods Market	(Target), Ross Dress for Less, Golfsmith, Palais Royal, Petco
Westhill Village Shopping Center	Houston-The Woodlands-Sugar Land, TX	100.0%		130,851	130,851	17.61	95.5%		Ross Dress for Less, Office Depot, 99 Cents Only
Independence Plaza	Laredo, TX	100.0%		347,302	347,302	13.23	99.4%	H-E-B	T.J. Maxx, Ross, Hobby Lobby, Petco, Ulta Beauty
North Creek Plaza	Laredo, TX	100.0%		243,596	485,463	14.88	98.5%	(H-E-B)	(Target), Marshalls, Old Navy, Best Buy, Bed Bath & Beyond
Plantation Centre	Laredo, TX	100.0%		135,373	143,015	16.66	100.0%	H-E-B
Las Tiendas Plaza	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	143,976	500,084	11.08	98.9%		(Target), Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot
Market at Nolana	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	20,315	243,821	23.04	71.5%	(Walmart Supercenter)
Market at Sharyland Place	McAllen-Edinburg-Mission, TX	50.0%	(1)(3)	53,956	301,174	19.90	95.4%	(Walmart Supercenter)	Kohl's, Dollar Tree

Weingarten Realty Investors
Property Listing
As of June 30, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Northcross	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	37,532	75,065	17.85	91.3%		Barnes & Noble
Old Navy Building	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)(4)	7,500	15,000	N/A	100.0%		Old Navy
Sharyland Towne Crossing	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	180,220	492,349	15.43	97.6%	H-E-B	(Target), T.J. Maxx, Petco, Office Depot, Ross Dress for Less
South 10th St. HEB	McAllen-Edinburg-Mission, TX		50.0%	(1)(3)	51,851	103,702	12.49	100.0%	H-E-B
Trenton Crossing	McAllen-Edinburg-Mission, TX		100.0%		264,720	569,881	12.01	85.1%		(Target), Hobby Lobby, Ross Dress for Less, Marshalls, Petsmart
Starr Plaza	Rio Grande City, TX		50.0%	(1)(3)	88,346	176,693	12.64	99.0%	H-E-B	Bealls
Fiesta Trails	San Antonio-New Braunfels, TX		100.0%		309,370	485,370	16.36	96.9%	(H-E-B)	(Target), Act III Theatres, Marshalls, Office Max, Stein Mart, Petco
Parliament Square II	San Antonio-New Braunfels, TX		100.0%	(4)	54,541	54,541	N/A	100.0%		Incredible Pizza
Thousand Oaks Shopping Center	San Antonio-New Braunfels, TX		15.0%	(1)	24,271	161,806	11.47	94.5%	H-E-B	Bealls, Tuesday Morning
Valley View Shopping Center	San Antonio-New Braunfels, TX		100.0%		91,446	91,446	10.88	80.4%		Marshalls, Dollar Tree
Texas Total:	# of Properties:	69			7,816,419	13,058,237	16.77	94.2%
Utah
Taylorsville Town Center	Salt Lake City, UT		100.0%		127,231	139,007	10.57	98.2%	The Fresh Market	Rite Aid
West Jordan Town Center	Salt Lake City, UT		100.0%		182,099	304,899	12.18	71.2%		(Target), Petco
Utah Total:	# of Properties:	2			309,330	443,906	11.48	82.3%
Virginia
Hilltop Village Center	Washington-Arlington-Alexandria, DC-VA-MD-WV		100.0%	(5)	250,812	250,812	33.39	100.0%	Wegmans	L.A. Fitness
Virginia Total:	# of Properties:	1	100.0%		250,812	250,812	33.39	100.0%
Washington
2200 Westlake	Seattle-Tacoma-Bellevue, WA		65.7%	(1)(3)	48,466	87,014	33.82	100.0%	Whole Foods
Meridian Town Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	15,533	143,237	17.81	97.2%	(Safeway)	Jo-Ann Fabric & Craft Store, Tuesday Morning
Queen Anne Marketplace	Seattle-Tacoma-Bellevue, WA		51.0%	(1)(3)	41,506	81,385	30.60	99.4%	Metropolitan Market	Bartell's Drug
Rainer Square Plaza	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	22,347	111,736	20.18	98.9%	Safeway	Ross Dress for Less
South Hill Center	Seattle-Tacoma-Bellevue, WA		20.0%	(1)(3)	26,802	134,010	16.55	96.6%		Bed Bath & Beyond, Ross Dress for Less, Best Buy
Washington Total:	# of Properties:	5			154,654	557,382	26.53	98.8%
Total Operating Properties	# of Properties:	224			27,858,523	44,491,675	17.32	94.9%
New Development
Maryland
Nottingham Commons	Baltimore-Columbia-Towson, MD		100.0%	(2)	22,533	22,533			MOM's Organic Market	T.J. Maxx, Petco
Maryland Total:	# of Properties:	1			22,533	22,533
North Carolina
Wake Forest Crossing II	Raleigh, NC		100.0%	(2)	100,213	193,808			Lowes Foods	(Kohl's), T.J. Maxx, Michaels, Ross Dress for Less, Petco
North Carolina Total:	# of Properties:	1			100,213	193,808
Total New Developments	# of Properties:	2			122,746	216,341

Weingarten Realty Investors
Property Listing
As of June 30, 2016

Center	CBSA		Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Operating & New Development Properties	# of Properties:	226			27,981,269	44,708,016
Unimproved Land
Arizona
Bullhead Parkway at State Route 95, Bullhead City						312,761
Lon Adams Rd. at Tangerine Farms Rd., Marana						422,532
Arizona Total:						735,293
Colorado
Highway 85 and Highway 285, Sheridan						377,491
Colorado Total:						377,491
Florida
State Road 100 & Belle Terre Parkway, Palm Coast						292,288
SR 207 at Rolling Hills Dr., St. Augustine						228,254
Florida Total:						520,542
Georgia
NWC South Fulton Pkwy. @ Hwy. 92, Union City						3,554,496
Georgia Total:						3,554,496
Nevada
SWC Highway 215 at Decatur, Las Vegas						44,329
Nevada Total:						44,329
North Carolina
U.S. Hwy. 17 & U.S. Hwy. 74/76, Leland						549,727
Highway 17 and Highway 210, Surf City						2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest						1,073,144
North Carolina Total:						3,647,104
Texas
U.S. 77 and 83 at SHFM 802, Brownsville						914,723
Rock Prairie Rd. at Hwy. 6, College Station						318,859
Leslie Rd. at Bandera Rd., Helotes						74,052
Bissonnet at Wilcrest, Houston						40,946
Citadel Plaza at 610 North Loop, Houston						137,214
East Orem, Houston						121,968
Mesa Road at Tidwell, Houston						75,009
Northwest Freeway at Gessner, Houston						43,396
West Little York at Interstate 45, Houston						161,172
Nolana Ave. and 29th St., McAllen						163,350
Shary Rd. at North Hwy. 83, Mission						1,521,986
9th Ave. at 25th St., Port Arthur						243,065

Weingarten Realty Investors
Property Listing
As of June 30, 2016

Center	CBSA	Owned %	Foot Notes	Owned GLA	Total GLA	Average Base Rent (ABR)	Occupancy %	Grocer Anchor	Other Anchors ( ) indicates owned by others
Gattis School Rd. at A.W. Grimes Blvd., Round Rock					57,499
Culebra Road and Westwood Loop, San Antonio					60,984
FM 1957 (Potranco Road) and FM 211, San Antonio					6,533,042
SH 151 and Ingram Rd., San Antonio					252,692
US Hwy. 281 at Wilderness Oaks, San Antonio					1,269,774
Highway 3 at Highway 1765, Texas City					200,812
FM 2920 and Highway 249, Tomball					459,776
Texas Total:					12,650,319
Total Unimproved Land					21,529,574

Other Topics of Interest

Weingarten Realty Investors
ATM Program Inception-To-Date
as of June 30, 2016
(in thousands, except share prices)

	# of Shares	Avg. Share Price	Gross Proceeds	Net Proceeds
2015 Total	1,129	$36.18	$40,836	$40,428

Q1 2016	485	37.25	18,065	17,884
Q2 2016	2,792	38.32	106,992	105,922
YTD 2016	3,277	38.16	125,058	123,806

Grand Total	4,406	$37.65	$165,893	$164,234